As filed with the Securities and Exchange Commission on April 26, 2006
                                                              File Nos. 033-1922

                                                                        811-4506

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      Under

                           THE SECURITIES ACT OF 1933                        |X|
                         Post-Effective Amendment No. 43                     |X|

                                       and
                             REGISTRATION STATEMENT
                                    Under the


                         INVESTMENT COMPANY ACT OF 1940                      |X|
                                Amendment No. 46                             |X|
                                  ------------

                           THE PHOENIX-ENGEMANN FUNDS
               (Exact Name of Registrant as Specified in Charter)
                                  ------------

         c/o Phoenix Equity Planning Corporation - Mutual Fund Services
               101 Munson Street, Greenfield, Massachusetts 01301
                    (Address of Principal Executive Offices)

                                 (800) 243-1574
              (Registrant's Telephone Number, Including Area Code)

                                  ------------

                               Kevin J. Carr, Esq.
                           Vice President and Counsel
                         Phoenix Life Insurance Company
                                One American Row
                        Hartford, Connecticut 06102-5056

                               John H. Beers, Esq.
                          Vice President and Secretary
                         Phoenix Life Insurance Company
                                One American Row
                        Hartford, Connecticut 06102-5056
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective:

[ ] Immediately upon filing pursuant to paragraph (b) of rule 485, or

|X| on May 1, 2006 pursuant to paragraph (b) of Rule 485, or

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485, or
[ ] on   pursuant to paragraph (a)(1) of Rule 485, or
[ ] 75 days after iling pursuant to paragraph (a)(2) of Rule 485, or
[ ] on   pursuant to paragraph (a)(2) of Rule 485.



================================================================================

--------------------------------------------------------------------------------
                                                                     MAY 1, 2006
--------------------------------------------------------------------------------



PROSPECTUS

--------------------------------------------------------------------------------

> PHOENIX ALL-CAP GROWTH FUND

> PHOENIX BALANCED RETURN FUND

> PHOENIX NIFTY FIFTY FUND

> PHOENIX SMALL-CAP GROWTH FUND









TRUST NAME: THE PHOENIX-ENGEMANN FUNDS

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information that you should know before investing in Phoenix All-Cap Growth Fund, Phoenix Balanced Return Fund, Phoenix Nifty Fifty Fund and Phoenix Small-Cap Growth Fund. Please read it carefully and retain it for future reference.


[logo]PHOENIXFUNDS(SM)

THE PHOENIX-ENGEMANN FUNDS
--------------------------------------------------------------------------------



TABLE OF CONTENTS


Phoenix All-Cap Growth Fund
  Investment Risk and Return Summary.......................................    1
  Fund Fees and Expenses...................................................    4
  Management of the Fund...................................................    5

Phoenix Balanced Return Fund

  Investment Risk and Return Summary.......................................    7
  Fund Fees and Expenses...................................................   13
  Management of the Fund...................................................   14
Phoenix Nifty Fifty Fund
  Investment Risk and Return Summary.......................................   16
  Fund Fees and Expenses...................................................   19
  Management of the Fund...................................................   20
Phoenix Small-Cap Growth Fund
  Investment Risk and Return Summary.......................................   22
  Fund Fees and Expenses...................................................   25
  Management of the Fund...................................................   26
Additional Investment Techniques...........................................   28
Pricing of Fund Shares.....................................................   30
Sales Charges..............................................................   33
Your Account...............................................................   38
How to Buy Shares..........................................................   41
How to Sell Shares.........................................................   41
Things You Should Know When Selling Shares.................................   42
Account Policies...........................................................   43
Investor Services and Other Information....................................   47
Tax Status of Distributions................................................   48
Financial Highlights.......................................................   49

PHOENIX ALL-CAP GROWTH FUND

INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


Phoenix All-Cap Growth Fund has an investment objective of long-term growth of capital. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES


> The fund focuses on purchasing common stocks of domestic corporations with rapidly growing earnings. The companies may be of any capitalization and may be unseasoned or established. The adviser may also select stocks of companies that may not be experiencing rapid growth but, in the opinion of the adviser, are undervalued by other criteria of their fundamental net worth. At March 31, 2006, the market capitalization of the issuers in which the fund was invested ranged from $174 million to $364.6 billion.


> The adviser uses a bottom-up selection process to select stocks of companies that it believes have consistent, substantial earnings growth, strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.

> Generally, stocks are sold when the characteristics and factors used to select a security change, such as a reduction in the expected earnings growth rate, a loss of competitive advantage or the security has appreciated to the point where it is no longer attractive.

> In pursuit of its investment objective, the fund may invest a significant portion of its assets in one or more sectors of the equity securities market, such as technology, healthcare, natural resources, etc.


Temporary Defensive Strategy: If the adviser believes conditions are not favorable to the fund's principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash and short-term money market instruments, including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers' acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objective.


Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.


                                                  Phoenix All-Cap Growth Fund  1

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.


EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are, therefore, more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o SMALL MARKET CAPITALIZATION AND UNSEASONED COMPANIES. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small market capitalization companies and their stock performance and can make investment returns of unseasoned and small market capitalization companies highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

SECTOR INVESTING RISK


To the extent the fund invests a significant portion of its equity portfolio in one or more market sectors at any time, the fund may be subject to additional risk. Securities in other sectors may provide greater investment return in certain market conditions as compared to the companies in the sector(s) in which the fund has invested. Moreover, conditions that negatively affect the sector(s) in which the fund has invested will have a greater impact on the fund as compared to a fund that is not significantly invested in such sector(s).


2  Phoenix All-Cap Growth Fund

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix All-Cap Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflect the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


               Calendar Year           Annual Return (%)
                   1996                      22.49
                   1997                      16.04
                   1998                      37.41
                   1999                      49.74
                   2000                     -27.51
                   2001                     -31.12
                   2002                     -24.31
                   2003                      40.60
                   2004                       9.34
                   2005                       7.62


(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 35.36% (quarter ending December 31, 1998) and the lowest return for a quarter was -28.81% (quarter ending March 31, 2001). Year-to-date performance (through March 31, 2006) is 4.90%.


-----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED 12/31/05) (2)                                      1 YEAR       5 YEARS        10 YEARS

---------------------------------------------------------------------- ------------- ------------- --------------
Class A
---------------------------------------------------------------------- ------------- ------------- --------------

     Return Before Taxes                                                  1.44%         -4.06%         5.59%
---------------------------------------------------------------------- ------------- ------------- --------------
     Return After Taxes on Distributions (3)                              0.56%         -4.25%         4.01%
---------------------------------------------------------------------- ------------- ------------- --------------
     Return After Taxes on Distributions (3)(4)                           2.12%         -3.41%         4.47%
     and Sale of Fund Shares

---------------------------------------------------------------------- ------------- ------------- --------------
Class B
---------------------------------------------------------------------- ------------- ------------- --------------

     Return Before Taxes                                                  2.84%         -3.63%         5.42%

---------------------------------------------------------------------- ------------- ------------- --------------
Class C
---------------------------------------------------------------------- ------------- ------------- --------------

     Return Before Taxes                                                  6.84%         -3.63%         5.42%
---------------------------------------------------------------------- ------------- ------------- --------------
S&P 500(R) Index (5)                                                      4.93%          0.55%         9.12%
---------------------------------------------------------------------- ------------- ------------- --------------
Russell 3000(R) Growth Index (6)                                          5.17%         -3.15%         6.48%

-----------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(4) If the fund incurs a loss which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(5) The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) The Russell 3000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.



                                                   Phoenix All-Cap Growth Fund 3

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A          CLASS B           CLASS C
                                                              SHARES            SHARES           SHARES
                                                              ------            ------           ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                  5.75%             None             None


Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)      None(a)          5.00%(b)         1.00%(c)


Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                      None              None             None

Redemption Fee                                                 None              None             None

Exchange Fee                                                   None              None             None
                                                         -----------------------------------------------------

                                                              CLASS A          CLASS B           CLASS C
                                                              SHARES            SHARES           SHARES
                                                              ------            ------           ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                0.82%            0.82%             0.82%


Distribution and Shareholder Servicing (12b-1) Fees(d)         0.25%            1.00%             1.00%

Other Expenses                                                 0.39%            0.39%             0.39%
                                                               -----            -----             -----

TOTAL ANNUAL FUND OPERATING EXPENSES (e)                       1.46%            2.21%             2.21%
                                                               =====            =====             =====

------------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(e) The fund's financial agent, Phoenix Equity Planning Corporation, has contractually agreed to waive a portion of its financial agent fee (excluding interest, taxes and extraordinary expenses) through April 30, 2007, so that other operating expenses do not exceed 0.50% of the first $50 million of the average daily net assets, which rate would be reduced at higher levels of net assets. The financial agent will not seek to recapture any operating expenses reimbursed under this arrangement. The expense waiver was not triggered in fiscal year 2005.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


4  Phoenix All-Cap Growth Fund

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $715                 $1,010                 $1,327                $2,221
-----------------------------------------------------------------------------------------------------------------
   Class B                      $624                  $891                  $1,185                $2,355
-----------------------------------------------------------------------------------------------------------------
   Class C                      $324                  $691                  $1,185                $2,544

-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class B                      $224                  $691                  $1,185                $2,355
-----------------------------------------------------------------------------------------------------------------
   Class C                      $224                  $691                  $1,185                $2,544

-----------------------------------------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER


Engemann Asset Management ("Engemann") is the investment adviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to three fund companies totaling six mutual funds, as subadviser to five fund companies totaling nine mutual funds and as investment adviser to institutions and individuals. As of December 31, 2005, Engemann had approximately $4.3 billion in assets under management. Engemann has been an investment adviser since 1969.


Subject to the direction of the fund's Board of Trustees, Engemann is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Engemann manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Engemann a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------
                               First $50 Million          Next $450 Million          Over $500 Million
-------------------------- -------------------------- -------------------------- --------------------------
Management Fee                       0.90%                      0.80%                      0.70%
-----------------------------------------------------------------------------------------------------------


During the last fiscal year, the fund paid total management fees of $1,373,845. The ratio of management fees to average net assets for the fiscal year ended December 31, 2005 was 0.82%.


                                                   Phoenix All-Cap Growth Fund 5

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's 2005 annual report covering the period from January 1, 2005 through December 31, 2005.


PORTFOLIO MANAGEMENT


LOU HOLTZ, CFA, and SCOTT SWANSON, CFA, serve as co-portfolio managers, and as such are jointly and primarily responsible for the day-to-day management of the fund.

Mr. Holtz has served as a co-portfolio manager of the fund since 2002. He also serves as a co-portfolio manager for the Phoenix Small-Cap Growth Fund, the Phoenix Edge Series Fund - Small-Cap Growth Series and the Phoenix Mid-Cap Growth Fund. He is a Vice President and Portfolio Manager of Engemann and has been with Engemann since 1996.

Mr. Swanson has served as a co-portfolio manager of the fund since 2000. He also serves as a co-portfolio manager for the Phoenix Capital Growth Fund, Phoenix Nifty Fifty Fund and the Phoenix Edge Series Fund - Capital Growth Series. He is a Vice President and Portfolio Manager of Engemann and has been with Engemann since 1991.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.



6  Phoenix All-Cap Growth Fund

PHOENIX BALANCED RETURN FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------



On February 16, 2006 the Board of Trustees approved the plan to effectuate a merger of the Phoenix Balanced Return Fund with and into the Phoenix Balanced Fund. The merger will be effective on or about May 19, 2006.


INVESTMENT OBJECTIVE

Phoenix Balanced Return Fund has an investment objective to maximize total investment return consistent with reasonable risk. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal market conditions, the fund invests in common stocks and fixed income securities of both U.S. and foreign issuers. Generally, the fund invests approximately 60% in equity securities and 40% in fixed income securities; however, the balance between equity and fixed income securities, at any time, will be within the sole discretion of the adviser and subadviser.


> The adviser manages the fund's investment program, the general operations of the fund, including oversight of the subadviser, and the day-to-day management of the fund's fixed income investment portfolio. The subadviser is responsible for the day-to-day management of the fund's equity investment portfolio.

> The subadviser uses a quantitative approach coupled with fundamental analysis in its equity security selection process. The 1,500 largest capitalized stocks are ranked based on valuation, momentum and earnings related factors. The subadviser seeks a desired balance of risk and return potential, including a targeted yield greater than that of the S&P 500(R) Index. As of March 31, 2006, the market capitalization of the equity issuers in which the fund was invested ranged from $1.1 billion to $373.3 billion. The subadviser does not guarantee that the targeted yield will exceed the S&P 500(R) Index.


>        Fixed income securities are selected using a sector rotation approach.
         The adviser seeks to adjust the proportion of fund investment in various sectors (such as agency mortgage-backed securities, investment grade corporate bonds and commercial mortgage-backed securities) and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.


                                                 Phoenix Balanced Return Fund  7

> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its fixed income benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's fixed income benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with that benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On March 31, 2006 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.68 years; the modified adjusted duration of the fund was 4.69 years. Theoretically, for a fund maintaining a modified adjusted duration of 4.69 years, a one percent increase in interest rates would cause a 4.69% decrease in the value of the fund's fixed income assets. Similarly, a one percent decrease in interest rates would cause the value of the fund's fixed income assets to increase by 4.69%.

> Fixed income securities selected for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its fixed income benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On March 31, 2006 the average adjusted maturity of the Lehman Brothers Aggregate Bond Index was 7.13 years; the average adjusted maturity of the fund was 6.25 years.


> As to the fixed income portion of the fund's portfolio, the fund primarily invests in investment-grade securities, including corporate bonds, municipal bonds, agency and non-agency mortgage-backed securities, asset-backed securities and U.S. Treasury securities. The fund may also invest in high yield-high risk securities, commonly referred to as "junk bonds."


Temporary Defensive Strategy: If the adviser or subadviser believes that market conditions are not favorable to the fund's principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing without limit, in cash equivalents such as U.S. Government securities and high grade commercial paper. When this allocation happens, the fund may not achieve its objective.


Please see "Additional Investment Techniques" for other investment techniques of the fund.


8  Phoenix Balanced Return Fund

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL


The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser or subadviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or subadviser expects. As a result, the value of your shares may decrease.


CREDIT RISK


Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o SMALL AND MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


                                                 Phoenix Balanced Return Fund  9

FOREIGN INVESTING RISK

Investments in non-U.S. securities involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's investments. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not function as well as U.S. markets.

HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES RISK

High yield-high risk fixed income securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.


INTEREST RATE RISK


Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities or durations, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES RISK

Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes than securities with shorter maturities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK


Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.


10  Phoenix Balanced Return Fund

MUNICIPAL SECURITIES RISK


Principal and interest payments on municipal securities may not be guaranteed by the issuing entity and may be payable only from monies derived from a particular source (so-called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.


U.S. GOVERNMENT SECURITIES RISK


Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.


                                                Phoenix Balanced Return Fund  11

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Balanced Return Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of two broad-based securities market indices, a more narrowly-based securities market index and a "balanced" benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

               Calendar Year           Annual Return (%)
                   1996                      17.78
                   1997                      18.98
                   1998                      29.12
                   1999                      18.10
                   2000                      -7.11
                   2001                     -12.12
                   2002                     -15.78
                   2003                      19.49
                   2004                       3.88
                   2005                      -0.71


(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 20.76% (quarter ending December 31, 1998) and the lowest return for a quarter was -12.87% (quarter ending September 30, 2001). Year-to-date performance (through March 31, 2006) is 3.57%.


-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED 12/31/05) (2)                                  1 YEAR        5 YEARS       10 YEARS

------------------------------------------------------------------ ------------- -------------- -------------
Class A
------------------------------------------------------------------ ------------- -------------- -------------

     Return Before Taxes                                              -6.42%         -2.98%         5.49%
------------------------------------------------------------------ ------------- -------------- -------------
     Return After Taxes on Distributions (3)                          -6.66%         -3.37 %        4.15%
------------------------------------------------------------------ ------------- -------------- -------------
     Return After Taxes on Distributions (3)(4)
     and Sale of Fund Shares                                          -3.97%         -2.70%         4.21%

------------------------------------------------------------------ ------------- -------------- -------------
Class B
------------------------------------------------------------------ ------------- -------------- -------------

     Return Before Taxes                                              -5.39%         -2.56%         5.31%

------------------------------------------------------------------ ------------- -------------- -------------
Class C
------------------------------------------------------------------ ------------- -------------- -------------

     Return Before Taxes                                              -1.47%         -2.56%         5.31%
------------------------------------------------------------------ ------------- -------------- -------------
S&P 500(R) Index (5)                                                   4.93%          0.55%         9.12%
------------------------------------------------------------------ ------------- -------------- -------------
Lehman Brothers Aggregate Bond Index(6)                                2.43%          5.87%         6.16%
------------------------------------------------------------------ ------------- -------------- -------------
Balanced Benchmark(7)                                                  4.01%          3.00%         8.28%

-------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) If the fund incurs a loss which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.
(5) The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.
(6) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.
(7) The Balanced Benchmark is a composite index consisting of 60% S&P 500(R) Index, a broad-based equity index, and 40% Lehman Brothers Aggregate Bond Index, a broad-based fixed income index. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.



12  Phoenix Balanced Return Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A          CLASS B           CLASS C
                                                              SHARES            SHARES           SHARES
                                                              ------            ------           ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                  5.75%             None             None


Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)      None(a)          5.00%(b)         1.00%(c)


Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                      None              None             None

Redemption Fee                                                 None              None             None

Exchange Fee                                                   None              None             None
                                                         -----------------------------------------------------

                                                              CLASS A          CLASS B           CLASS C
                                                              SHARES            SHARES           SHARES
                                                              ------            ------           ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)


Management Fees                                                0.79%            0.79%             0.79%

Distribution and Shareholder Servicing (12b-1) Fees(d)         0.25%            1.00%             1.00%

Other Expenses                                                 0.65%            0.65%             0.65%
                                                              -------          -------           -------

TOTAL ANNUAL FUND OPERATING EXPENSES                           1.69%            2.44%             2.44%

Expense Waiver(e)                                             (0.05)%          (0.05)%           (0.05)%
                                                              -------          -------           -------

NET ANNUAL FUND OPERATING EXPENSES                             1.64%            2.39%             2.39%
                                                               =====            =====             =====

-----------------------

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(e) The fund's financial agent, Phoenix Equity Planning Corporation, has contractually agreed to waive a portion of its financial agent fee (excluding interest, taxes and extraordinary expenses) through the fund's merger date (see page 7), so that other operating expenses do not exceed 0.50% of the first $50 million of the average daily net assets, which rate would be reduced at higher levels of net assets. Net Annual Fund Operating Expenses, after the waiver of administration fees, were 1.64% for Class A Shares, 2.39% for Class B Shares and 2.39% for Class C Shares. The financial agent will not seek to recapture any operating expenses reimbursed under this arrangement.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares


                                                Phoenix Balanced Return Fund  13
after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $732                 $1,072                 $1,436                $2,454
-----------------------------------------------------------------------------------------------------------------
   Class B                      $642                  $956                  $1,296                $2,587
-----------------------------------------------------------------------------------------------------------------
   Class C                      $342                  $756                  $1,296                $2,772

-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class B                      $242                  $756                  $1,296                $2,587
-----------------------------------------------------------------------------------------------------------------
   Class C                      $242                  $756                  $1,296                $2,772

-----------------------------------------------------------------------------------------------------------------


The examples assume that the expense waiver obligations of the financial agent are in effect through the fund's merger date. Thereafter, the examples do not reflect any expense waiver obligations.




MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, Connecticut 06115. Phoenix acts as the investment adviser for 14 fund companies totaling 49 mutual funds and as adviser to institutional clients. As of December 31, 2005, Phoenix had approximately $19.3 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Engemann Asset Management ("Engemann") is the subadviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to three fund companies totaling six mutual funds, as subadviser to five fund companies totaling nine mutual funds and as investment adviser to institutions and individuals. As of December 31, 2005, Engemann had approximately $4.3 billion in assets under management. Engemann is an affiliate of Phoenix and has been an investment adviser since 1969.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations of the fund, including oversight of the fund's subadviser, and for the day-to-day management of the fund's fixed income investment portfolio. Engemann, as subadviser, is responsible for the day-to-day management of the fund's


14  Phoenix Balanced Return Fund
equity investment portfolio. Phoenix and Engemann manage the fund's assets to conform with the investment policies as described in this prospectus.


The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------
                               First $50 Million          Next $450 Million          Over $500 Million
-------------------------- -------------------------- -------------------------- --------------------------
Management Fee                       0.80%                      0.70%                      0.60%
-----------------------------------------------------------------------------------------------------------


During the last fiscal year, the fund paid total management fees of $453,713. The ratio of management fees to average net assets for the fiscal year ended December 31, 2005 was 0.79%.


Phoenix pays Engemann a subadvisory fee which is calculated at a rate equal to 50% of the gross investment management fee multiplied by the percentage of equity assets held in the fund.


A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund's 2005 annual report covering the period from January 1, 2005 through December 31, 2005.


PORTFOLIO MANAGEMENT

David Albrycht makes the investment and trading decisions for the fixed income portion of the fund's portfolio.


DAVID L. ALBRYCHT, CFA. Mr. Albrycht is Senior Portfolio Manager of the fixed income portion of the fund since 2005. He also serves as the Senior Portfolio Manager for the Phoenix Low-Duration Core Plus Bond Fund, the Phoenix Multi-Sector Short Term Bond Fund and the Phoenix Multi-Sector Fixed Income Fund. In addition, he manages the fixed income portions of the Phoenix Balanced Fund and the Phoenix Income & Growth Fund. He is a Senior Managing Director, Fixed Income, of Phoenix and has managed fixed income portfolios since 1992. Mr. Albrycht joined Phoenix in 1981 and since then has held positions of increasing responsibility.

Steven L. Colton makes the investment and trading decisions for the equity portion of the fund's portfolio.

STEVEN L. COLTON. Mr. Colton is Senior Portfolio Manager of the equity portion of the fund since 2005. He also serves as Senior Portfolio Manager for the Phoenix Balanced Fund, the Phoenix Growth & Income Fund, the Phoenix Income & Growth Fund and the Phoenix Worldwide Strategies Fund (domestic portion). Mr. Colton is a Senior Vice President and Senior Portfolio Manager of Engemann and has been with Engemann since 2005. Prior to joining Engemann, he was Managing Director, Senior Portfolio Manager of Phoenix, an affiliate of Engemann, since 1997.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.



                                                Phoenix Balanced Return Fund  15

PHOENIX NIFTY FIFTY FUND

INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


Phoenix Nifty Fifty Fund has an investment objective of long-term growth of capital. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES

> The fund seeks its investment objective by concentrating its investments in securities selected from a list of approximately 50 different securities that the adviser believes represent the best potential to achieve long-term growth of capital.

> Under normal circumstances, the fund expects to invest at least 75% of its assets in common stocks of high-quality growth companies defined by the adviser generally as seasoned companies with at least $50 million in annual net revenue and demonstrated earning power at the time of investment.


> The adviser uses a bottom-up stock selection process that looks for companies that it believes have consistent, substantial earnings growth, strong management with a commitment to shareholders, financial strength and favorable long-term outlooks. Generally, these will be larger capitalization companies. At March 31, 2006, the market capitalization of the issuers in which the fund was invested ranged from $4 billion to $364.6 billion.


> Generally, stocks are sold when the characteristics and factors used to select a security change, such as a reduction in the expected earnings growth rate, a loss of competitive advantage or the security has appreciated to the point where it is no longer attractive.

> In pursuit of its investment objective, the fund may invest a significant portion of its assets in one or more sectors of the equity securities market, such as technology, healthcare, natural resources, etc.


Temporary Defensive Strategy: If the adviser believes conditions are not favorable to the fund's principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash and short-term money market instruments, including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers' acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objective.


Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.


16  Phoenix Nifty Fifty Fund

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decrease, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.


EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are, therefore, more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

LIMITED NUMBER OF INVESTMENTS RISK


Conditions which negatively affect securities in the portfolio will have a greater impact on the fund as compared to a fund that holds a greater number of security positions. In addition, the fund may be more sensitive to changes in the market value of a single issuer in its portfolio and therefore the value of your shares may be more volatile.


SECTOR INVESTING RISK


To the extent the fund invests a significant portion of its equity portfolio in one or more market sectors at any time, the fund may be subject to additional risk. Securities in other sectors may provide greater investment return in certain market conditions as compared to the companies in the sector(s) in which the fund has invested. Moreover, conditions that negatively affect the sector(s) in which the fund has invested will have a greater impact on the fund as compared to a fund that is not significantly invested in such sector(s).


                                                     Phoenix Nifty Fifty Fund 17

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix Nifty Fifty Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


               Calendar Year           Annual Return (%)
                   1996                      26.53
                   1997                      19.23
                   1998                      35.13
                   1999                      32.47
                   2000                     -18.75
                   2001                     -36.97
                   2002                     -32.36
                   2003                      31.44
                   2004                       5.26
                   2005                       3.79


(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 30.70% (quarter ending December 31, 1998) and the lowest return for a quarter was -30.71% (quarter ending March 31, 2001). Year-to-date performance (through March 31, 2006) is 1.22%.


----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED 12/31/05) (2)                                  1 YEAR         5 YEARS         10 YEARS


------------------------------------------------------------------ -------------- --------------- --------------
Class A
------------------------------------------------------------------ -------------- --------------- --------------

     Return Before Taxes                                              -2.18%         -10.41%          2.39%
------------------------------------------------------------------ -------------- --------------- --------------
     Return After Taxes on Distributions (3)                          -2.18%         -10.46%          1.36%
------------------------------------------------------------------ -------------- --------------- --------------
     Return After Taxes on Distributions (3)(4)                       -1.42%          -8.55%          1.94%
     and Sale of Fund Shares

------------------------------------------------------------------ -------------- --------------- --------------
Class B
------------------------------------------------------------------ -------------- --------------- --------------

     Return Before Taxes                                              -0.95%         -10.03%          2.23%

------------------------------------------------------------------ -------------- --------------- --------------
Class C
------------------------------------------------------------------ -------------- --------------- --------------

     Return Before Taxes                                               3.05%         -10.02%          2.23%
------------------------------------------------------------------ -------------- --------------- --------------
S&P 500(R) Index (5)                                                   4.93%           0.55%          9.12%
------------------------------------------------------------------ -------------- --------------- --------------
Russell 1000(R) Growth Index (6)                                       5.26%          -3.58%          6.73%

----------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(4) If the fund incurs a loss which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(5) The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total- return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.



18  Phoenix Nifty Fifty Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A          CLASS B           CLASS C
                                                              SHARES            SHARES           SHARES
                                                              ------            ------           ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                  5.75%             None             None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)      None(a)          5.00%(b)         1.00%(c)


Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                      None              None             None

Redemption Fee                                                 None              None             None

Exchange Fee                                                   None              None             None
                                                         -----------------------------------------------------

                                                              CLASS A          CLASS B           CLASS C
                                                              SHARES            SHARES           SHARES
                                                              ------            ------           ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)


Management Fees                                                0.87%            0.87%             0.87%

Distribution and Shareholder Servicing (12b-1) Fees(d)         0.25%            1.00%             1.00%

Other Expenses                                                 0.65%            0.65%             0.65%
                                                              -------          -------           -------

TOTAL ANNUAL FUND OPERATING EXPENSES                           1.77%            2.52%             2.52%

Expense Waiver(e)                                             (0.12)%          (0.12)%           (0.12)%
                                                              -------          -------           -------

NET ANNUAL FUND OPERATING EXPENSES                             1.65%            2.40%             2.40%
                                                               =====            =====             =====

--------------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(e) The fund's financial agent, Phoenix Equity Planning Corporation, has contractually agreed to waive a portion of its financial agent fee (excluding interest, taxes and extraordinary expenses) through April 30, 2007, so that other operating expenses do not exceed 0.50% of the first $50 million of the average daily net assets, which rate would be reduced at higher levels of net assets. Net Annual Fund Operating Expenses, after waiver of administration fees, were 1.65% for Class A Shares, 2.40% for Class B Shares and 2.40% for Class C Shares. The financial agent will not seek to recapture any operating expenses reimbursed under this arrangement.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares


                                                    Phoenix Nifty Fifty Fund  19
after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------


   Class A                      $733                 $1,089                 $1,469                $2,530

-----------------------------------------------------------------------------------------------------------------

   Class B                      $643                  $973                  $1,330                $2,663

-----------------------------------------------------------------------------------------------------------------

   Class C                      $343                  $773                  $1,330                $2,847


-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------


   Class B                      $243                  $773                  $1,330                $2,663

-----------------------------------------------------------------------------------------------------------------

   Class C                      $243                  $773                  $1,330                $2,847


-----------------------------------------------------------------------------------------------------------------


The examples assume that the expense waiver obligations of the financial agent are in effect through April 30, 2007. Thereafter, the examples do not reflect any expense waiver obligations.




MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER


Engemann Asset Management ("Engemann") is the investment adviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to three fund companies totaling six mutual funds, as subadviser to five fund companies totaling nine mutual funds and as investment adviser to institutions and individuals. As of December 31, 2005, Engemann had approximately $4.3 billion in assets under management. Engemann has been an investment adviser since 1969.


Subject to the direction of the fund's Board of Trustees, Engemann is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Engemann manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Engemann a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


20  Phoenix Nifty Fifty Fund

-------------------------- -------------------------- -------------------------- --------------------------
                               First $50 Million          Next $450 Million          Over $500 Million
-------------------------- -------------------------- -------------------------- --------------------------
Management Fee                       0.90%                      0.80%                      0.70%
-------------------------- -------------------------- -------------------------- --------------------------


During the last fiscal year, the fund paid total management fees of $659,835. The ratio of management fees to average net assets for the fiscal year ended December 31, 2005 was 0.87%.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's 2005 annual report covering the period from January 1, 2005 through December 31, 2005.


PORTFOLIO MANAGEMENT


The following individuals are the members of the team of equity investment professionals who are jointly and primarily responsible for the day-to-day management of the fund.

DAVID P. GARZA, CFA, CPA. Mr. Garza has served as a co-portfolio manager of the fund since 2002. He also serves as a co-portfolio manager for the Phoenix Capital Growth Fund and the Phoenix Edge Series Fund - Capital Growth Series. He is a Senior Vice President and Portfolio Manager of Engemann and has been with Engemann since 2002. Prior to joining Engemann, Mr. Garza was President and Portfolio Manager, at Galileo Capital Management from 2001 to 2002, and was a Portfolio Manager at Roxbury Capital Management from 1994 to 2001.


MICHAEL T. MANNS. Mr. Manns has served as a co-portfolio manager of the fund since 2004. He also serves as a co-portfolio manager for the Phoenix Capital Growth Fund and the Phoenix Edge Series Fund - Capital Growth Series. He is a Senior Vice President and Senior Portfolio Manager for Engemann and has been with Engemann since 2004. Prior to joining Engemann, Mr. Manns was a Senior Vice President and Senior Portfolio Manager, from 1994 to 2004, with American Express Financial Advisors Inc.


SCOTT SWANSON, CFA. Mr. Swanson has served as a co-portfolio manager of the fund since 2000. He also serves as a co-portfolio manager for the Phoenix All-Cap Growth Fund, the Phoenix Capital Growth Fund and the Phoenix Edge Series Fund - Capital Growth Series. He is a Vice President and Portfolio Manager of Engemann and has been with Engemann since 1991.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.



Phoenix Nifty Fifty Fund  21

PHOENIX SMALL-CAP GROWTH FUND

INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


Phoenix Small-Cap Growth Fund has an investment objective of long-term growth of capital. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies that have market capitalizations of below $2.5 billion at the time of purchase. At March 31, 2006, the market capitalization of the issuers in which the fund was invested ranged from $119 million to $5.1 billion. The fund's policy of investing 80% of its assets in small capitalization companies may be changed only upon 60 days written notice to shareholders.


> The fund emphasizes the purchase of common stocks of domestic corporations with rapidly growing earnings per share. The adviser may also select stocks of companies that may not be experiencing rapid growth but, in the opinion of the adviser, are undervalued by other criteria of their fundamental net worth.

> The adviser uses a bottom-up selection process to select stocks for the fund.

> Generally, stocks are sold when the characteristics and factors used to select a security change, such as a reduction in the expected earnings growth rate, a loss of competitive advantage or the security has appreciated to the point where it is no longer attractive.

> In pursuit of its investment objective, the fund may invest a significant portion of its assets in one or more sectors of the equity securities market, such as technology, healthcare, natural resources, etc.


Temporary Defensive Strategy: If the adviser believes conditions are not favorable to the fund's principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of the its assets in cash and short-term money market instruments, including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers' acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objective.


Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.


22  Phoenix Small-Cap Growth Fund

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.


EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are, therefore, more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

o SMALL MARKET CAPITALIZATION AND UNSEASONED COMPANIES. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small market capitalization companies and their stock performance and can make investment returns of unseasoned and small market capitalization companies highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

SECTOR INVESTING RISK


To the extent the fund invests a significant portion of its equity portfolio in one or more market sectors at any time, the fund may be subject to additional risk. Securities in other sectors may provide greater investment return in certain market conditions as compared to the companies in the sector(s) in which the fund has invested. Moreover, conditions that negatively affect the sector(s) in which the fund has invested will have a greater impact on the fund as compared to a fund that is not significantly invested in such sector(s).


                                               Phoenix Small-Cap Growth Fund  23

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix Small-Cap Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


               Calendar Year           Annual Return (%)
                   1996                      52.37
                   1997                      26.41
                   1998                      14.29
                   1999                      84.59
                   2000                     -14.60
                   2001                     -29.98
                   2002                     -30.51
                   2003                      48.29
                   2004                       8.25
                   2005                       9.75


(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 71.42% (quarter ending December 31, 1999) and the lowest return for a quarter was -37.62% (quarter ending September 30, 2001). Year-to-date performance (through March 31, 2006) is 10.17%.


------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                              SINCE INCEPTION (3)
                                                                                      ----------------------------

(FOR THE PERIODS ENDED 12/31/05) (2)           1 YEAR        5 YEARS       10 YEARS       CLASS B       CLASS C

------------------------------------------- ------------- --------------- ------------ ---------------------------
Class A
------------------------------------------- ------------- -------------- ------------- ------------ --------------

     Return Before Taxes                       3.44%         -4.18%        10.86%           --            --
------------------------------------------ -------------- -------------- ------------ ------------- --------------
     Return After Taxes on Distributions       3.44%         -4.18%         9.59%           --            --
     (4)
------------------------------------------ -------------- -------------- ------------ ------------- --------------
     Return After Taxes on                     2.23%         -3.50%         8.74%           --            --
     Distributions (4)(5) and Sale of
     Fund Shares

------------------------------------------ -------------- -------------- ------------ ------------- --------------
Class B
------------------------------------------ -------------- -------------- ------------ ------------- --------------

     Return Before Taxes                       4.95%         -3.76%           --          8.08%

------------------------------------------ -------------- -------------- ------------ ------------- --------------
Class C
------------------------------------------ -------------- -------------- ------------ ------------- --------------

     Return Before Taxes                       8.92%         -3.76%           --            --           7.08%
------------------------------------------ -------------- -------------- ------------ ------------- --------------
S&P 500(R) Index (6)                           4.93%          0.55%         9.12%        8.45%           8.17%
------------------------------------------ -------------- -------------- ------------ ------------- --------------
Russell 2000(R) Growth Index (7)               4.15%          2.28%         4.69%        4.12%           3.93%

------------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class B Shares since September 18, 1996 and Class C Shares since October 8, 1996.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(5) If the fund incurs a loss which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(6) The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Russell 2000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.



24  Phoenix Small-Cap Growth Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A          CLASS B           CLASS C
                                                               SHARES            SHARES           SHARES
                                                               ------            ------           ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                  5.75%             None             None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)      None(a)           5.00%(b)         1.00%(c)


Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                      None              None             None

Redemption Fee                                                 None              None             None

Exchange Fee                                                   None              None             None
                                                         -----------------------------------------------------

                                                              CLASS A          CLASS B           CLASS C
                                                              SHARES            SHARES           SHARES
                                                              ------            ------           ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)


Management Fees                                                0.92%            0.92%             0.92%

Distribution and Shareholder Servicing (12b-1) Fees(d)         0.25%            1.00%             1.00%

Other Expenses                                                 0.52%            0.52%             0.52%
                                                              -------          -------           -------

TOTAL ANNUAL FUND OPERATING EXPENSES                           1.69%            2.44%             2.44%

Expense Waiver(e)                                             (0.11)%          (0.11)%           (0.11)%
                                                              -------          -------           -------

NET ANNUAL FUND OPERATING EXPENSES                             1.58%            2.33%             2.33%
                                                               =====            =====             =====

-----------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(e) The fund's financial agent, Phoenix Equity Planning Corporation, has contractually agreed to waive a portion of its financial agent fee (excluding interest, taxes and extraordinary expenses) through April 30, 2007, so that other operating expenses do not exceed 0.50% of the first $50 million of the average daily net assets, which rate would be reduced at higher levels of net assets. Net Annual Fund Operating Expenses for the fund, after waiver of administration fees, were 1.58% for Class A Shares, 2.33% for Class B Shares and 2.33% for Class C Shares. The financial agent will not seek to recapture any operating expenses reimbursed under this arrangement.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.


                                               Phoenix Small-Cap Growth Fund  25

In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------


   Class A                      $726                 $1,067                 $1,430                $2,449

-----------------------------------------------------------------------------------------------------------------

   Class B                      $636                  $950                  $1,291                $2,583

-----------------------------------------------------------------------------------------------------------------

   Class C                      $336                  $750                  $1,291                $2,768


-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------


   Class B                      $236                  $750                  $1,291                $2,583

-----------------------------------------------------------------------------------------------------------------

   Class C                      $236                  $750                  $1,291                $2,768


-----------------------------------------------------------------------------------------------------------------


The examples assume that the expense waiver obligations of the financial agent are in effect through April 30, 2007. Thereafter, the examples do not reflect any expense waiver obligations.




MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER


Engemann Asset Management ("Engemann") is the investment adviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to three fund companies totaling six mutual funds, as subadviser to five fund companies totaling nine mutual funds and as investment adviser to institutions and individuals. As of December 31, 2005, Engemann had approximately $4.3 billion in assets under management. Engemann has been an investment adviser since 1969.


Subject to the direction of the fund's Board of Trustees, Engemann is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Engemann manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Engemann a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


26  Phoenix Small-Cap Growth Fund

----------------------------------------------------------------------------------------------------------
                               First $50 Million          Next $450 Million          Over $500 Million
-------------------------- -------------------------- -------------------------- --------------------------
Management Fee                       1.00%                      0.90%                      0.80%
-----------------------------------------------------------------------------------------------------------


During the last fiscal year, the fund paid total management fees of $2,658,127. The ratio of management fees to average net assets for the fiscal year ended December 31, 2005 was 0.92%.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's 2005 annual report covering the period from January 1, 2005 through December 31, 2005.


PORTFOLIO MANAGEMENT


LOU HOLTZ, CFA and YOSSI LIPSKER, CFA serve as co-portfolio managers, and as such are jointly and primarily responsible for the day-to-day management of the fund.

Mr. Holtz has served as a co-portfolio manager of the fund since 2000. He also serves as a co-portfolio manager for the Phoenix All-Cap Growth Fund, the Phoenix Edge Series Fund - Small-Cap Growth Series and the Phoenix Mid-Cap Growth Fund. He is a Vice President and Portfolio Manager of Engemann and has been with Engemann since 1996.

Mr. Lipsker has served as a co-portfolio manager of the fund since 2000. He also serves as a co-portfolio manager of the Phoenix Edge Series Fund - Small-Cap Growth Series and the Phoenix Mid-Cap Growth Fund. He is a Vice President and Portfolio Manager of Engemann and has been with Engemann since 1995.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.



                                               Phoenix Small-Cap Growth Fund  27

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------



In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, Phoenix All-Cap Growth Fund ("All-Cap Growth Fund"), Phoenix Balanced Return Fund ("Balanced Return Fund"), Phoenix Nifty Fifty Fund ("Nifty-Fifty Fund") and the Phoenix Small-Cap Growth Fund ("Small-Cap Growth Fund) each may engage in the following investment techniques as indicated.


DERIVATIVES

Each of the funds may buy and sell put and call options for hedging purposes and may also seek to increase its return by writing covered put and call options. The funds may also buy and sell options on domestic and foreign securities indexes, put and call warrants issued by banks and other financial institutions, and may enter into foreign currency exchange contracts.

Derivatives may be less liquid than other securities and the counterparty to such transaction may not perform as expected. In addition, hedging transactions may limit returns and premiums paid could be lost.

EQUITY INVESTMENTS


The Nifty-Fifty Fund may invest in common stocks with rapidly growing earnings per share or in common stocks of corporations that are believed to be undervalued by other criteria used by the adviser. These may be small and unseasoned companies. Investment return on growth stocks is more dependent on market increases and decreases and growth stocks are more volatile than non-growth stocks. Investment returns of unseasoned and small market capitalization companies can be highly volatile and these securities may, at times, be difficult to sell.

The Small-Cap Growth Fund may invest in securities with large market capitalizations. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.


FIXED-INCOME INVESTMENTS


The funds' investments may include preferred stocks, warrants and convertible debt obligations. The All-Cap Growth and Small-Cap Growth Funds may invest in other debt obligations that, in the adviser's opinion, offer the possibility of capital appreciation over the course of approximately two or more years. Such other debt obligations will generally include direct and indirect obligations of the U.S. Government and its agencies, states, municipalities and their agencies, or corporate issuers that are rated within the four highest rating categories.



28  Phoenix-Engemann Funds

Typically, debt obligations will decrease in value when interest rates rise. Credit risk for debt obligations generally increases as the rating declines. Credit risk is determined at the date of investment. If the rating declines after such date, the fund is not obligated to sell the security. Securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors.

Some fixed-income securities may be unrated. Unrated securities may not have as broad a market as rated securities and analysis of unrated securities is more complex, making it more difficult for the adviser to accurately predict risk.

Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable non-convertible securities.


Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

Municipal securities may not be guaranteed by the issuing entity and may be thinly traded.


FOREIGN INVESTING


Each of the funds may invest in foreign securities. Foreign markets and currencies may not function as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


ILLIQUID SECURITIES

Each of the funds may invest in illiquid securities. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to a fund or entail expenses not normally associated with the sale of a security.

INITIAL PUBLIC OFFERINGS (IPOs)


The funds may invest in IPOs, which typically have less available public information. Investment returns from IPOs may be highly volatile, may be subject to varying patterns of trading volume and these securities may, at times, be difficult to sell. In addition, from time to time, the funds may purchase IPOs and then immediately sell them. This practice will increase


                                                       Phoenix-Engemann Fund  29
portfolio turnover rates and increase costs to the fund, affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.


MUTUAL FUND INVESTING

Each of the funds may invest in shares of other mutual funds. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in a fund, indirectly bear.

SECURITIES LENDING

Each of the funds may loan portfolio securities to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

SPECIAL SITUATIONS


The funds may invest in special situations. Special situations are created by developments, such as liquidations, reorganizations, technological breakthroughs and new management, that apply solely to a particular company. Special situations may involve greater risks than ordinary investment securities. The companies involved often are smaller, unseasoned companies and the securities may not perform as the adviser expects. Analysis of special situations is more complex than for ordinary investments, making it more difficult for the adviser to accurately predict risk and return.


The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.



PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of each fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

         o adding the values of all securities and other assets of the fund;

         o subtracting liabilities; and

         o dividing the result by the total number of outstanding shares of that class.


Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the


30  Phoenix-Engemann Funds
last bid price. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.


Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.


The net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE") is open for trading. A fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.


HOW ARE SECURITIES FAIR VALUED?


If market quotations are not readily available or where available prices are not reliable, the fund determines a "fair value" for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security's market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.


                                                      Phoenix-Engemann Funds  31

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services;
(iv) an analysis of the issuer's financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and
(xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.


The value of a security, as determined using the fund's fair valuation procedures, may not reflect such security's market value.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the funds' net asset value is calculated following the dividend record date.


32  Phoenix-Engemann Funds

SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

Each fund presently offers three classes of shares that have different sales and distribution charges. (See "Fund Fees and Expenses" previously in this prospectus.) The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize each fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Buy Shares." This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds' Web sites:
PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing.

If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See "Initial Sales Charge Alternative--


                                                      Phoenix-Engemann Funds  33

Class A Shares" below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B Shares and Class C Shares.


CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a deferred sales charge of up to 5% of your shares' value. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.


CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES


The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation, "PEPCO" or "Distributor").


SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES



                                                                         SALES CHARGE AS
                                                                         A PERCENTAGE OF
                                               ----------------------------------------------------------------------
AMOUNT OF                                                                                       NET
TRANSACTION                                                 OFFERING                           AMOUNT
AT OFFERING PRICE                                            PRICE                            INVESTED
---------------------------------------------------------------------------------------------------------------------
Under $50,000                                                 5.75%                             6.10%
$50,000 but under $100,000                                    4.75                              4.99
$100,000 but under $250,000                                   3.75                              3.90
$250,000 but under $500,000                                   2.75                              2.83
$500,000 but under $1,000,000                                 2.00                              2.04
$1,000,000 or more                                            None                              None


34  Phoenix-Engemann Funds

SALES CHARGE REDUCTIONS AND WAIVERS

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and may be described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of this or any other Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), if made at the same time by the same person, will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as: (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of this or any other Phoenix Fund (other than Phoenix Money Market Fund Class A Shares) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual


                                                      Phoenix-Engemann Funds  35
fund shares at a reduced sales charge; (3) work through an investment dealer; or
(4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. For 180 days after you sell your Class A, Class B or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Funds; directors, officers, employees and sales representatives of the Adviser, Subadviser (if any) or Distributor or a corporate affiliate of the Adviser or Distributor; private clients of an Adviser or Subadviser to any of the Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.


DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

  YEAR        1         2          3          4         5          6+
---------------------------------------------------------------------
CDSC          5%        4%         3%         2%        2%         0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

  YEAR        1         2+
---------------------------------------------------------------------
CDSC          1%        0%


36  Phoenix-Engemann Funds

COMPENSATION TO DEALERS

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

           AMOUNT OF                SALES CHARGE AS A         SALES CHARGE AS A      DEALER DISCOUNT AS A
          TRANSACTION                 PERCENTAGE OF             PERCENTAGE OF           PERCENTAGE OF
       AT OFFERING PRICE              OFFERING PRICE           AMOUNT INVESTED          OFFERING PRICE
-------------------------------------------------------------------------------------------------------------
Under $50,000                              5.75%                    6.10%                    5.00%
$50,000 but under $100,000                 4.75                     4.99                     4.25
$100,000 but under $250,000                3.75                     3.90                     3.25
$250,000 but under $500,000                2.75                     2.83                     2.25
$500,000 but under $1,000,000              2.00                     2.04                     1.75
$1,000,000 or more                         None                     None                     None

In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to a waiver of the CDSC for these Plan participants' purchases.) Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder's fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. For purchases made prior to January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. For purchases made after January 11, 2006, if part or all of such investment as described in (b)


                                                      Phoenix-Engemann Funds  37
and (c) above, including investments by qualified employee benefit plans opened after January 11, 2006, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee would have been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the Distribution Plans, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.




YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:


38  Phoenix-Engemann Funds

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automatic Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.


Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.


STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:


         o $25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program. (See below for more information on the Investo-Matic program.)

         o There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.


         o  $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse any purchase order for any reason.


                                                      Phoenix-Engemann Funds  39

STEP 2.


Your second choice will be what class of shares to buy. Each fund offers three classes of shares for individual investors. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


40  Phoenix-Engemann Funds

HOW TO BUY SHARES
--------------------------------------------------------------------------------


 ----------------------------------- ----------------------------------------------------------------------------

                                     TO OPEN AN ACCOUNT

 ----------------------------------- ----------------------------------------------------------------------------

 Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.

 ----------------------------------- ----------------------------------------------------------------------------

 Through the mail                    Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.

 ----------------------------------- ----------------------------------------------------------------------------

 Through express delivery            Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                     66 Brooks Drive, Braintree, MA 02184.

 ----------------------------------- ----------------------------------------------------------------------------

 By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).

 ----------------------------------- ----------------------------------------------------------------------------

 By Investo-Matic                    Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank, P.O.
                                     Box 8301, Boston, MA 02266-8301.

 ----------------------------------- ----------------------------------------------------------------------------

 By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).

 ----------------------------------- ----------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after the receipt of a purchase order by the funds' Transfer Agent.



HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


                                                      Phoenix-Engemann Funds  41

------------------------------------------------------------------------------------------------------------------

                                     TO SELL SHARES

------------------------------------ -----------------------------------------------------------------------------

Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.

------------------------------------ -----------------------------------------------------------------------------

Through the mail                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.

------------------------------------ -----------------------------------------------------------------------------

Through express delivery             Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix Funds,
                                     66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.

------------------------------------ -----------------------------------------------------------------------------

By telephone                         For sales up to $50,000, requests can be made by calling (800) 243-1574.

------------------------------------ -----------------------------------------------------------------------------

By telephone exchange                Call us at (800) 243-1574 (press 1, then 0).

------------------------------------------------------------------------------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------



You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those over $250,000 or 1% of the fund's net assets, whichever is less. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.


REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:

         Send a clear letter of instructions if all of these apply:

         o The proceeds do not exceed $50,000.


42  Phoenix-Engemann Funds

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.


If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.



ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A Shares, Class B Shares, or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not


                                                      Phoenix-Engemann Funds  43
more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.

EXCHANGE PRIVILEGES


You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.


         o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

DISRUPTIVE TRADING AND MARKET TIMING

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if


44  Phoenix-Engemann Funds
we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

         o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

         o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

         o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In order to attempt to protect our shareholders from Disruptive Trading, the funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the funds may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.


                                                      Phoenix-Engemann Funds  45

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds' policies regarding excessive trading. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the funds. There is no assurance that the funds or their agents will have access to any or all information necessary to detect market timing in omnibus accounts. While the funds will seek to take action (directly and with the assistance of financial intermediaries) that will detect market timing, the funds cannot guarantee that such trading activity in omnibus accounts can be completely eliminated.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k)


46  Phoenix-Engemann Funds
plans, profit-sharing, money purchase pension plans, and 403(b) plans. For more information, call (800) 243-4361.



INVESTOR SERVICES AND OTHER INFORMATION
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.


SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund, using our customer service telephone service. (See the Telephone Exchange section on the application.) Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own Phoenix Fund shares worth at least $5,000.

DISCLOSURE OF FUND HOLDINGS. The funds make available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to each fund's top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of each fund's portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds' shareholder reports are available on Phoenix's Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The funds' Form N-Q filings are available on the SEC Internet site


                                                      Phoenix-Engemann Funds  47
at sec.gov. A more detailed description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.




TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The funds plan to make distributions from net investment income at intervals stated in the table below, and to distribute net realized capital gains, if any, at least annually.

------------------------------------------------------------------------------

  FUND                                                DIVIDEND PAID

------------------------------------------- ----------------------------------


  All-Cap Growth Fund                                   Annually


------------------------------------------- ----------------------------------

  Balanced Return Fund                                  Annually

------------------------------------------- ----------------------------------

  Nifty Fifty Fund                                      Annually
------------------------------------------- ----------------------------------

  Small-Cap Growth Fund                                 Annually

------------------------------------------------------------------------------


Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by each fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.


Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


48  Phoenix-Engemann Funds

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These tables are intended to help you understand the funds' financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the funds' independent registered public accounting firm, PricewaterhouseCoopers LLP. Their report, together with the funds' financial statements, is included in the funds' most recent Annual Report, which is available upon request.


PHOENIX ALL-CAP GROWTH FUND


                                                                                 CLASS A
                                                     ---------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                                        2005         2004         2003        2002         2001
                                                      ----------   ----------   ----------  ----------   ----------
 Net asset value, beginning of period                  $16.51       $15.10       $10.74       $14.19      $20.69
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(1)                     (0.12)       (0.05)       (0.11)       (0.10)      (0.10)
    Net realized and unrealized gain (loss)              1.39         1.46         4.47        (3.35)      (6.34)
                                                       ------       ------       ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS                   1.27         1.41         4.36        (3)45       (6.44)
                                                       ------       ------       ------       ------      ------
 LESS DISTRIBUTIONS
    Distributions from net realized gains               (1.03)          --           --           --       (0.06)
                                                       ------       ------       ------       ------      ------
      TOTAL DISTRIBUTIONS                               (1.03)          --           --           --       (0.06)
                                                       ------       ------       ------       ------      ------
 Change in net asset value                               0.24         1.41         4.36        (3.45)      (6.50)
                                                       ------       ------       ------       ------      ------
 NET ASSET VALUE, END OF PERIOD                        $16.75       $16.51       $15.10       $10.74      $14.19
                                                       ======       ======       ======       ======      ======

 Total return(2)                                         7.62%        9.34%       40.60%      (24.31)%    (31.12)%

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands)               $135,930     $168,498     $185,964     $147,074    $241,736

 RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                   1.46%        1.43%        1.48%        1.47%       1.40%
    Net investment income (loss)                        (0.73)%      (0.32)%      (0.87)%      (0.80)%     (0.64)%
 Portfolio turnover                                        69%          47%          42%          84%         53%


-------------------------------
 (1) Computed using average shares outstanding.

 (2) Sales charges are not reflected in the total return calculation.


                                                      Phoenix Engemann Funds  49

--------------------------------------------------------------------------------



PHOENIX ALL-CAP GROWTH FUND


                                                                                 CLASS B
                                                     ---------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                                        2005         2004         2003        2002        2001
                                                      ----------   ----------   ----------  ----------  ----------
 Net asset value, beginning of period                  $14.61       $13.46       $ 9.64       $12.84      $18.87
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(1)                     (0.22)       (0.15)       (0.18)       (0.17)      (0.20)
    Net realized and unrealized gain (loss)              1.23         1.30         4.00        (3.03)      (5.77)
                                                       ------       ------       ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS                   1.01         1.15         3.82        (3.20)      (5.97)
                                                       ------       ------       ------       ------      ------
 LESS DISTRIBUTIONS
    Distributions from net realized gains               (1.03)          --           --           --       (0.06)
                                                       ------       ------       ------       ------      ------
      TOTAL DISTRIBUTIONS                               (1.03)          --           --           --       (0.06)
                                                       ------       ------       ------       ------      ------
 Change in net asset value                              (0.02)        1.15         3.82        (3.20)      (6.03)
                                                       ------       ------       ------       ------      ------
 NET ASSET VALUE, END OF PERIOD                        $14.59       $14.61       $13.46       $ 9.64      $12.84
                                                       ======       ======       ======       ======      ======

 Total return(2)                                         6.84%        8.54%       39.63%      (24.92)%    (31.63)%

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands)                $10,476      $12,316      $15,635      $15,407     $31,767

 RATIO TO AVERAGE NET ASSETS OF:

    Operating expenses                                   2.21%        2.18%        2.23%        2.22%       2.15%
    Net investment income (loss)                        (1.48)%      (1.10)%      (1.62)%      (1.55)%     (1.39)%
 Portfolio turnover                                        69%          47%          42%          84%         53%


                                                                                CLASS C
                                                    ----------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                         2005         2004         2003        2002        2001
                                                      ----------   ----------   ----------  ----------  -----------
 Net asset value, beginning of period                  $14.61       $13.46       $ 9.64       $12.84      $18.87
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(1)                     (0.22)       (0.15)       (0.19)       (0.17)      (0.20)
    Net realized and unrealized gain (loss)              1.23         1.30         4.01        (3.03)      (5.77)
                                                       ------       ------       ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS                   1.01         1.15         3.82        (3.20)      (5.97)
                                                       ------       ------       ------       ------      ------
 LESS DISTRIBUTIONS
    Distributions from net realized gains               (1.03)          --           --           --       (0.06)
                                                        -----       ------       ------       ------      ------
      TOTAL DISTRIBUTIONS                               (1.03)          --           --           --       (0.06)
                                                        -----       ------       ------       ------      ------
 Change in net asset value                              (0.02)        1.15         3.82        (3.20)      (6.03)
                                                        -----       ------       ------       ------      ------
 NET ASSET VALUE, END OF PERIOD                        $14.59       $14.61       $13.46       $ 9.64      $12.84
                                                       ======       ======       ======       ======      ======

 Total return(2)                                         6.84%        8.54%       39.63%      (24.92)%    (31.63)%

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands)                $10,307      $12,830      $14,748      $12,525     $22,971

 RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                   2.21%        2.18%        2.23%        2.22%       2.15%
    Net investment income (loss)                        (1.48)%      (1.09)%      (1.62)%      (1.55)%     (1.39)%
 Portfolio turnover                                        69%          47%          42%          84%         53%


-------------------------------
 (1) Computed using average shares outstanding.

 (2) Sales charges are not reflected in the total return calculation.


50  Phoenix-Engemann Funds

--------------------------------------------------------------------------------


PHOENIX BALANCED RETURN FUND

                                                                            CLASS A
                                               ------------------------------------------------------------------

                                                                    YEAR ENDED DECEMBER 31,
                                                   2005         2004         2003          2002      2001(3)
                                                 ----------   ----------   ----------    ----------  ----------
Net asset value, beginning of period              $27.71       $27.01       $22.81        $27.50       $31.91
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                     0.31(1)      0.36         0.25          0.31(1)      0.51(1)
   Net realized and unrealized gain (loss)         (0.50)        0.69         4.19         (4.65)       (4.38)
                                                  ------       ------       ------        ------       ------
     TOTAL FROM INVESTMENT OPERATIONS              (0.19)        1.05         4.44         (4.34)       (3.87)
                                                  ------       ------       ------        ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income            (0.37)       (0.35)       (0.24)        (0.35)       (0.54)
                                                  ------       ------       ------        ------       ------
     TOTAL DISTRIBUTIONS                           (0.37)       (0.35)       (0.24)        (0.35)       (0.54)
                                                  ------       ------       ------        ------       ------
Change in net asset value                          (0.56)        0.70         4.20         (4.69)       (4.41)
                                                  ------       ------       ------        ------       ------
NET ASSET VALUE, END OF PERIOD                    $27.15       $27.71       $27.01        $22.81       $27.50
                                                  ======       ======       ======        ======       ======

Total return(2)                                    (0.71)%       3.88%       19.49%       (15.78)%    (12.12)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $34,989      $50,082      $60,208       $61,780     $96,054

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                           1.64%        1.48%        1.50%         1.45%       1.30%
   Gross operating expenses                         1.68%          --           --            --          --
   Net investment income                            1.16%        1.12%        0.90%         1.24%       1.78%
Portfolio turnover                                   144%          34%          35%           45%         34%


                                                                            CLASS B
                                               -------------------------------------------------------------------

                                                                    YEAR ENDED DECEMBER 31,
                                                    2005         2004         2003          2002       2001(3)
                                                 ----------   ----------   ----------    ----------  ----------
Net asset value, beginning of period              $27.20       $26.52       $22.39        $26.97       $31.28
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                     0.11(1)      0.08         0.02          0.12(1)      0.29(1)
   Net realized and unrealized gain (loss)         (0.51)        0.75         4.15         (4.55)       (4.30)
                                                  ------       ------       ------        ------       ------
     TOTAL FROM INVESTMENT OPERATIONS              (0.40)        0.83         4.17         (4.43)       (4.01)
                                                  ------       ------       ------        ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income            (0.17)       (0.15)       (0.04)        (0.15)       (0.30)
                                                  ------       ------       ------        ------       ------
     TOTAL DISTRIBUTIONS                           (0.17)       (0.15)       (0.04)        (0.15)       (0.30)
                                                  ------       ------       ------        ------       ------
Change in net asset value                          (0.57)        0.68         4.13         (4.58)       (4.31)
                                                  ------       ------       ------        ------       ------
NET ASSET VALUE, END OF PERIOD                    $26.63       $27.20       $26.52        $22.39       $26.97
                                                  ======       ======       ======        ======       ======

Total return(2)                                    (1.47)%       3.12%       18.62%       (16.43)%     (12.80)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $7,192      $10,613      $14,720       $15,773      $24,515

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                           2.39%        2.23%        2.25%         2.20%        2.05%
   Gross operating expenses                         2.43%          --           --            --           --
   Net investment income                            0.41%        0.34%        0.15%         0.49%        1.02%
Portfolio turnover                                   144%          34%          35%           45%          34%


----------------------------
(1) Computed using average shares outstanding.

(2) Sales charges are not reflected in the total return calculations.


(3) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.07, increase net realized and unrealized gains and losses per share by $0.07 and decrease the ratio of net investment income to average net assets from 2.01% to 1.78% and 1.27% to 1.02% for Classes A and B, respectively.



                                                      Phoenix-Engemann Funds  51

--------------------------------------------------------------------------------


PHOENIX BALANCED RETURN FUND

                                                                               CLASS C
                                                    --------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,
                                                        2005         2004         2003        2002       2001(3)
                                                     ----------   ----------   ----------  ----------  ----------
 Net asset value, beginning of period                  $27.28       $26.59       $22.46      $27.03     $31.34
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                         0.11(1)      0.10         0.02        0.12(1)    0.28(1)
    Net realized and unrealized gain (loss)             (0.51)        0.74         4.15       (4.55)     (4.29)
                                                       ------       ------       ------      ------     ------
          TOTAL FROM INVESTMENT OPERATIONS              (0.40)        0.84         4.17       (4.43)     (4.01)
                                                       ------       ------       ------      ------     ------
 LESS DISTRIBUTIONS
    Dividends from net investment income                (0.17)       (0.15)       (0.04)      (0.14)     (0.30)
                                                       ------       ------       ------      ------     ------
      TOTAL DISTRIBUTIONS                               (0.17)       (0.15)       (0.04)      (0.14)     (0.30)
                                                       ------       ------       ------      ------     ------

 Change in net asset value                              (0.57)        0.69         4.13       (4.57)     (4.31)
                                                       ------       ------       ------      ------     ------

 NET ASSET VALUE, END OF PERIOD                        $26.71       $27.28       $26.59      $22.46     $27.03
                                                       ======       ======       ======      ======     ======

 Total return(2)                                        (1.47)%       3.14%       18.56%     (16.41)%   (12.78)%

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands)                 $4,638       $7,244       $8,260      $8,749    $15,480

 RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                               2.38%        2.23%        2.25%       2.20%      2.05%
    Gross operating expenses                             2.43%          --           --          --         --
    Net investment income                                0.41%        0.37%        0.15%       0.49%      1.00%
 Portfolio turnover                                       144%          34%          35%         45%        34%


---------------------------
(1) Computed using average shares outstanding.


(2) Sales charges are not reflected in the total return calculation.

(3) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $0.08, increase net realized and unrealized gains and losses per share by $0.08 and decrease the ratio of net investment income to average net assets from 1.27% to 1.00% for Class C.



52  Phoenix-Engemann Funds

--------------------------------------------------------------------------------



PHOENIX NIFTY FIFTY FUND


                                                                                  CLASS A
                                                      ----------------------------------------------------------------

                                                                          YEAR ENDED DECEMBER 31,
                                                          2005         2004        2003          2002         2001
                                                       ----------   ----------   ----------   ----------   ----------
 Net asset value, beginning of period                    $18.22       $17.31       $13.17      $19.47       $31.10
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(1)                       (0.13)       (0.07)       (0.14)      (0.15)       (0.23)
    Net realized and unrealized gain (loss)                0.82         0.98         4.28       (6.15)      (11.27)
                                                         ------       ------       ------      ------       ------
      TOTAL FROM INVESTMENT OPERATIONS                     0.69         0.91         4.14       (6.30)      (11.50)
                                                         ------       ------       ------      ------       ------
 LESS DISTRIBUTIONS
    Distributions from net realized gains                    --           --           --          --        (0.13)
                                                         ------       ------       ------      ------       ------
      TOTAL DISTRIBUTIONS                                    --           --           --          --        (0.13)
                                                         ------       ------       ------      ------       ------

 Change in net asset value                                 0.69         0.91         4.14       (6.30)      (11.63)
                                                         ------       ------       ------      ------       ------

 NET ASSET VALUE, END OF PERIOD                          $18.91       $18.22       $17.31      $13.17       $19.47
                                                         ======       ======       ======      ======       ======

 Total return(2)                                           3.79%        5.26%       31.44%     (32.36)%     (36.97)%

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands)                  $52,724      $70,827      $86,195     $74,605     $136,618

 RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                                 1.65%        1.60%        1.59%       1.56%        1.47%
    Gross operating expense                                1.76%        1.66%        1.69%       1.64%        1.47%
    Net investment income (loss)                          (0.74)%      (0.40)%      (0.90)%     (0.94)%      (1.00)%
 Portfolio turnover                                          60%          53%          51%         66%          40%



                                                                                CLASS B
                                                     ----------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                                          2005         2004         2003         2002         2001
                                                       ----------   ----------   ----------   ----------   ----------
 Net asset value, beginning of period                    $16.37       $15.67       $12.02      $17.90       $28.83
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(1)                       (0.24)       (0.19)       (0.22)      (0.25)       (0.37)
    Net realized and unrealized gain (loss)                0.74         0.89         3.87       (5.63)      (10.43)
                                                         ------       ------       ------      ------       ------
      TOTAL FROM INVESTMENT OPERATIONS                     0.50         0.70         3.65       (5.88)      (10.80)
                                                         ------       ------       ------      ------       ------
 LESS DISTRIBUTIONS
    Distributions from net realized gains                    --           --           --          --        (0.13)
                                                         ------       ------       ------      ------       ------
      TOTAL DISTRIBUTIONS                                    --           --           --          --        (0.13)
                                                         ------       ------       ------      ------       ------

 Change in net asset value                                 0.50         0.70         3.65       (5.88)      (10.93)
                                                         ------       ------       ------      ------       ------

 NET ASSET VALUE, END OF PERIOD                          $16.87       $16.37       $15.67      $12.02       $17.90
                                                         ======       ======       ======      ======       ======

 Total return(2)                                           3.05%        4.47%       30.37%     (32.85)%     (37.45)%

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands)                   $7,968      $11,539      $16,749     $19,848      $46,586

 RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                                 2.40%        2.35%        2.34%       2.31%        2.22%
    Gross operating expenses                               2.52%        2.41%        2.44%       2.39%        2.22%
    Net investment income (loss)                          (1.49)%      (1.19)%      (1.66)%     (1.70)%      (1.75)%
 Portfolio turnover                                          60%          53%          51%         66%          40%


----------------------------
 (1) Computed using average shares outstanding.

 (2) Sales charges are not reflected in the total return calculation.


                                                      Phoenix-Engemann Funds  53

--------------------------------------------------------------------------------



PHOENIX NIFTY FIFTY FUND


                                                                                CLASS C
                                                    ----------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,
                                                        2005         2004         2003         2002        2001
                                                     ----------   ----------   ----------   ----------   ----------
 Net asset value, beginning of period                  $16.38       $15.67       $12.02       $17.90      $28.82
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(1)                     (0.24)       (0.18)       (0.23)       (0.25)      (0.37)
    Net realized and unrealized gain (loss)              0.73         0.89         3.88        (5.63)     (10.42)
                                                       ------       ------       ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS                   0.49         0.71         3.65        (5)88      (10.79)
                                                       ------       ------       ------       ------      ------
 LESS DISTRIBUTIONS
    Distributions from net realized gains                  --           --           --           --       (0.13)
                                                       ------       ------       ------       ------      ------
      TOTAL DISTRIBUTIONS                                  --           --           --           --       (0.13)
                                                       ------       ------       ------       ------      ------

 Change in net asset value                               0.49         0.71         3.65        (5.88)     (10.92)
                                                       ------       ------       ------       ------      ------

 NET ASSET VALUE, END OF PERIOD                        $16.87       $16.38       $15.67       $12.02      $17.90
                                                       ======       ======       ======       ======      ======

 Total return(2)                                         3.05%        4.47%       30.37%      (32.85)%    (37.43)%

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands)                 $7,410       $9,986      $11,873      $11,020     $23,490

 RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                               2.40%        2.36%        2.34%        2.31%       2.22%
    Gross operating expenses                             2.52%        2.41%        2.44%        2.39%       2.22%
    Net investment income (loss)                        (1.49)%      (1.14)%      (1.65)%      (1.69)%     (1.75)%
 Portfolio turnover                                        60%          53%          51%          66%         40%


-------------------------------
(1) Computed using average shares outstanding.

(2) Sales charges are not reflected in the total return calculation.


54 Phoenix-Engemann Funds

--------------------------------------------------------------------------------


PHOENIX SMALL-CAP GROWTH FUND


                                                                               CLASS A
                                                                       YEAR ENDED DECEMBER 31,

                                                       2005          2004         2003        2002         2001
                                                    ----------     ---------    ----------  ----------  ----------
 Net asset value, beginning of period                 $29.65        $27.39       $18.47      $26.58       $37.96
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(1)                    (0.35)        (0.31)       (0.30)      (0.29)       (0.33)
    Net realized and unrealized gain (loss)             3.23          2.57         9.22       (7.82)      (11.05)
                                                      ------        ------       ------      ------       ------
          TOTAL FROM INVESTMENT OPERATIONS              2.88          2.26         8.92       (8.11)      (11.38)
                                                      ------        ------       ------      ------      -------

 Change in net asset value                              2.88          2.26         8.92       (8.11)      (11.38)
                                                      ------        ------       ------      ------       ------

 NET ASSET VALUE, END OF PERIOD                       $32.53        $29.65       $27.39      $18.47       $26.58
                                                      ======        =======      ======      ======       ======

 Total return(2)                                        9.75%         8.25%       48.29%     (30.51)%     (29.98)%

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands)              $168,527      $255,698     $237,347    $156,714     $270,990

 RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                              1.58%         1.58%        1.58%       1.58%        1.57%
    Gross operating expenses                            1.69%         1.68%        1.71%       1.79%        1.67%
    Net investment income (loss)                       (1.18)%       (1.15)%      (1.35)%     (1.39)%      (1.18)%
 Portfolio turnover                                       38%           35%          40%         46%          28%


                                                                               CLASS B
                                                   -----------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                       2005          2004         2003        2002         2001
                                                    ----------     ---------    ----------  ----------  ----------
 Net asset value, beginning of period                 $27.82        $25.90       $17.60      $25.52       $36.72
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(1)                    (0.54)        (0.50)       (0.44)      (0.42)       (0.52)
    Net realized and unrealized gain (loss)             3.02          2.42         8.74       (7.50)      (10.68)
                                                      ------        ------       ------      ------       ------
          TOTAL FROM INVESTMENT  OPERATIONS             2.48          1.92         8.30       (7.92)      (11.20)
                                                      ------        ------       ------      ------       ------

 Change in net asset value                              2.48          1.92         8.30       (7.92)      (11.20)
                                                      ------        ------       ------      ------       ------

 NET ASSET VALUE, END OF PERIOD                       $30.30        $27.82       $25.90      $17.60       $25.52
                                                      ======        ======       ======      ======       ======

 Total return(2)                                        8.95%         7.41%       47.16%     (31.03)%     (30.50)%

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands)               $41,105       $58,574      $83,515     $70,217     $132,214

 RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                              2.34%         2.33%        2.33%       2.33%        2.32%
    Gross operating expenses                            2.44%         2.42%        2.47%       2.54%        2.42%
    Net investment income (loss)                       (1.93)%       (1.93)%      (2.10)%     (2.13)%      (1.95)%
 Portfolio turnover                                       38%           35%          40%         46%          28%


-------------------------------
(1) Computed using average shares outstanding.

(2) Sales charges are not reflected in the total return calculation.


                                                       Phoenix-Engemann Funds 55

--------------------------------------------------------------------------------


PHOENIX SMALL-CAP GROWTH FUND


                                                                               CLASS C
                                                   -----------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                       2005          2004         2003         2002        2001
                                                    ----------     ---------    ----------  ----------  ----------
 Net asset value, beginning of period                 $27.81        $25.88       $17.59       $25.50      $36.69
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(1)                    (0.54)        (0.49)       (0.44)       (0.42)      (0.52)
    Net realized and unrealized gain (loss)             3.02          2.42         8.73        (7.49)     (10.67)
                                                      ------        ------       ------       ------      ------
          TOTAL FROM INVESTMENT OPERATIONS              2.48          1.93         8.29        (7.91)     (11.18)
                                                      ------        ------       ------       ------      ------

 Change in net asset value                              2.48          1.93         8.29        (7.91)     (11.19)
                                                      ------        ------       ------       ------      ------

 NET ASSET VALUE, END OF PERIOD                       $30.29        $27.81       $25.88       $17.59      $25.50
                                                      ======        ======       ======       ======      ======

 Total return(2)                                        8.92%         7.46%       47.13%      (31.02)%    (30.50)%

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands)               $23,653       $30,280      $38,514      $30,732     $58,116

 RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                              2.34%         2.33%        2.33%        2.33%       2.32%
    Gross operating expenses                            2.44%         2.42%        2.47%        2.54%       2.42%
    Net investment income (loss)                       (1.93)%       (1.92)%      (2.10)%      (2.13)%     (1.89)%
 Portfolio turnover                                       38%           35%          40%          46%         28%


-------------------------------
(1) Computed using average shares outstanding.

(2) Sales charges are not reflected in the total return calculation.


56 Phoenix-Engemann Funds

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


[logo]PHOENIXFUNDS(SM)

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480







ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the Funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, PhoenixFunds.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at sec.gov.You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC,Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Text Telephone: 1-800-243-1926








NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.


Investment Company Act File No. 811-08631
PXP2011                                                                    5-06

                           THE PHOENIX-ENGEMANN FUNDS

                           PHOENIX ALL-CAP GROWTH FUND


                          PHOENIX BALANCED RETURN FUND


                            PHOENIX NIFTY FIFTY FUND

                          PHOENIX SMALL-CAP GROWTH FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301


                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2006

   The Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of The Phoenix-Engemann Funds (the "Trust"), dated May 1, 2006, and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by visiting the Phoenix Funds Web sites at PhoenixFunds.com or PhoenixInvestments.com, by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.


                                TABLE OF CONTENTS

                                                                            PAGE

The Trust.................................................................    1
Investment Restrictions...................................................    1
Investment Techniques and Risks...........................................    2

Performance Information...................................................   16
Portfolio Transactions and Brokerage......................................   17
Disclosure of Fund Holdings...............................................   18
Services of the Adviser and Subadviser....................................   20
Portfolio Managers........................................................   22
Net Asset Value...........................................................   24
How to Buy Shares.........................................................   25
Alternative Purchase Arrangements.........................................   25
Investor Account Services.................................................   28
How To Redeem Shares......................................................   29
Dividends, Distributions and Taxes........................................   30
Tax Sheltered Retirement Plans............................................   34
The Distributor...........................................................   35
Distribution Plans........................................................   37
Management of the Trust...................................................   38
Additional Information....................................................   46
Appendix..................................................................   47




                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                         Text Telephone: (800) 243-1926




PXP 2011B (5/06)

                                    THE TRUST


   The Trust (formerly called the "Pasadena Investment Trust") is a diversified open-end management investment company which was originally organized under Massachusetts law in 1986 as a business trust. The name change of the Trust was made on September 3, 1997 in connection with the merger of an acquisition subsidiary of Phoenix Investment Partners, Ltd. and Pasadena Capital Corporation. The Trust was reorganized as a Delaware statutory trust in February 2001. The Trust presently comprises four series: Phoenix All-Cap Growth Fund (the "All-Cap Growth Fund"), Phoenix Balanced Return Fund, (the "Balanced Return Fund"), Phoenix Nifty Fifty Fund ("the Nifty Fifty Fund"), and Phoenix Small-Cap Growth Fund (the "Small-Cap Growth Fund"), each a "Fund" and, collectively, the "Funds." On February 16, 2006, the Board of Trustees approved the plan to effectuate a merger of the Phoenix Balanced Return Fund with and into the Phoenix Balanced Fund. The merger will be effective on or about March 19, 2006.


   The Trust's prospectus describes the investment objectives of the Funds and the strategies that each Fund will employ in seeking to achieve its investment objective. The Funds' investment objectives are fundamental policies of the Funds and may not be changed without the vote of a majority of the outstanding voting securities of the Funds. The following discussion supplements the disclosure in the prospectus.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   Each Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by the Securities and Exchange Commission ("SEC") exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   Except with respect to investment restriction (3) above, if any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may each utilize the following practices or techniques in pursuing their investment objectives.

BORROWING

   The Balanced Return Fund may from time to time increase the ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds.

   Interest on money borrowed will be an expense of the Fund with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Fund is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

   Borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

   Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of a Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.

DEFERRED COUPON DEBT SECURITIES

   The Balanced Return Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations). Because the deferred coupon bonds do not make interest payments for a certain period of time, they are purchased by the Funds at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of a Fund's shares may decline more as a result of an increase in interest rates than would be the case if the Fund did not invest in deferred coupon bonds.


DELAYED-DELIVERY TRANSACTIONS

   Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed-delivery transactions. (The phrase "delayed delivery" is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed-delivery transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

   When-issued purchases and forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, a Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. A Fund will not enter into such transactions for the purpose of leverage.

   The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund will be subject to the rights and risks of ownership of the securities on that date. A Fund will not earn interest on securities it has committed to purchase until they are paid for and received.

   When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund's assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but a Fund may agree to a longer settlement period.

   A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

   When a Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.


FOREIGN CURRENCY TRANSACTIONS (BALANCED RETURN FUND AND SMALL-CAP
GROWTH FUND ONLY.)

   As described below, the Funds may engage in certain foreign currency exchange and option transactions. These transactions involve investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the adviser's predictions of movements in the direction of securities prices or currency exchange rates are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of option and foreign currency forward and futures contracts include: (1) dependence on the adviser's ability to correctly predict movements in the direction of securities prices and currency exchange rates; (2) imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. Each Fund's ability to enter into futures contracts is also limited by the requirements of the Internal Revenue Code of 1986, as amended, (the "Code") for qualification as a regulated investment company.

   The Funds may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, the Funds may write covered put and call options on foreign currencies for the purpose of increasing its return.

   Generally, the Funds may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the exchange rate between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

   The Funds may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Funds may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

   For transaction hedging purposes, the Funds may also purchase exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase the currency at the exercise price until the expiration of the option.

   When engaging in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the values of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

   The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

   It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

   Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

   The Funds may seek to increase its return or to offset some of the costs of hedging against fluctuations in currency exchange rates by writing covered put options and covered call options on foreign currencies. The Fund receives a premium from writing a put or call option, which increases the Fund's current return if the option expires unexercised or is closed out at a net profit. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

   The Funds' currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.


   Neither of the Funds is a commodity pool. A Fund's transactions in futures and options thereon as described herein will constitute bona fide hedging or other permissible transactions under regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired futures and options thereon would exceed 5% of the value of the Fund's net assets, with certain exclusions as defined in the applicable CFTC rules. At the time of purchase of a foreign currency exchange contract, a foreign currency futures contract or related option, liquid assets, such as cash, U.S. government securities or other appropriate high-grade debt obligations, marked to market daily equal to the market value of the foreign currency contract or related option minus the Fund's initial margin deposit will be specifically designated on its accounting records to collateralize the position and thereby ensure that it is not leveraged.


   CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The holder of a cancelable forward contract has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

   Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

   At the maturity of a forward or futures contract, a Fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

   Although the Funds intend to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

   FOREIGN CURRENCY OPTIONS. In general, options on foreign currencies operate similarly to options on securities and are subject to many similar risks. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit, which is composed of amounts of a number of currencies and is the official medium of exchange of the European Community's European Monetary System.

   The Funds will only purchase or write foreign currency options when the adviser believes that a liquid market exists for such options. There can be, however, no assurance that a liquid market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

   The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options) may be affected significantly, fixed, or supported directly or indirectly, by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, since exchange rates may not be free to fluctuate in response to other market forces.

   The value of a foreign currency option reflects the value of an exchange rate, which in turn reflects the relative values of two currencies, generally the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

   There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

   SETTLEMENT PROCEDURES. Settlement procedures relating to a Fund's investments in foreign securities and to a Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and the Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Settlement procedures in many foreign countries are less established than those in the United States, and some foreign country settlement periods can be significantly longer than those in the United States.

   FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FOREIGN SECURITIES

   Each Fund may invest (directly and/or through Depositary Receipts) in securities principally traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and the information available may not be of the same quality. Foreign companies also may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States.

   Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. To hedge against possible variations in currency exchange rates, the Small-Cap Growth Fund may purchase and sell forward currency exchange contracts. These are agreements to purchase or sell specified currencies at specified dates and prices. A Fund will only purchase and sell forward currency exchange contracts in amounts which the Adviser deems appropriate to hedge existing or anticipated portfolio positions and will not use such forward contracts for speculative purposes. Foreign securities, like other assets of a Fund, will be held by such Fund's custodian or by an authorized subcustodian.

   The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

   DEPOSITARY RECEIPTS. Each Fund's investments in the securities of foreign issuers may be in the form of Depositary Receipts ("DRs"), e.g., American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), Continental Depositary Receipts ("CDRs"), or other forms of DRs. DRs are receipts typically issued by a United States or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Fund may invest in DRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. The depository of unsponsored DRs generally bears all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

FORWARD COMMITMENTS (BALANCED RETURN FUND AND SMALL-CAP GROWTH FUND ONLY.)


   The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and specifically designates on its accounting records until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price to collateralize the position and thereby ensure the Fund is not leveraged, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitment.


FUTURES CONTRACTS AND RELATED OPTIONS

   A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade--known as "contract markets"--approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

   The Balanced Return Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges, long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against, to a considerable extent, by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.

   The Balanced Return Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and Government National Mortgage Association ("GNMA") certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   No Fund will deal in commodity contracts per se, and the Balanced Return Fund and Small-Cap Growth Fund will deal only in futures contracts involving financial instruments. Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. Futures contracts traded on an exchange approved by the CFTC are "marked to market" at the end of each year, whether or not they are closed out. In general, 40% of the gain or loss arising from the closing out or marking to market of a futures contract traded on an exchange approved by the CFTC is treated as short-term capital gain or loss, and 60% is treated as long-term capital gain or loss.

   Unlike when a Fund purchases or sells a security, no price is paid or received by such Fund upon the purchase or sale of a futures contract. Upon entering into a contract, such Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or certain liquid securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to such Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

   Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position would increase in value and such Fund would receive from the broker a variation margin payment based on that increase in value. Conversely, when a Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and such Fund would be required to make a variation margin payment to the broker.

   A Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by such Fund. A Fund may close its positions by taking opposite positions which will operate to terminate such Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to such Fund, and such Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.


   A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. At the time of purchase of a financial futures contract or a call option on a futures contract, liquid assets, such as cash, U.S. government securities or other appropriate high-grade debt obligations, marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit will be specifically designated on the accounting records of the Fund to collateralize the position and thereby ensure that it is not leveraged.


   The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company. (See "Dividends, Distributions and Taxes.")

   OPTIONS ON FUTURES CONTRACTS. The Balanced Return Fund and Small-Cap Growth Fund may purchase and write put and call options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

   As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

   The Funds will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by the Fund pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

   RISKS OF FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by a Fund is subject to the adviser's ability to predict movements in the direction of interest rates and other factors affecting securities markets. For example, if a Fund has hedged against the possibility of decline in the values of its investments and the values of its investments increase instead, such Fund will lose part or all of the benefit of the increase through payments of daily maintenance margin. A Fund may have to sell investments at a time when it may be disadvantageous to do so in order to meet margin requirements. The loss from investing in futures transactions is potentially unlimited.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put or call option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

   There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

   To reduce or eliminate a hedge position held by a Fund, such Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Small-Cap Growth Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. The Fund may also purchase and sell options on index futures contracts.

   For example, the Standard & Poor's 500 Stock Price Index ("S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). A stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units \x gain of $4 per unit). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $1,000 (500 units \x loss of $2 per unit).

   There are several risks in connection with the use by the Funds of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Funds' adviser will, however, when engaging in this type of activity, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

   Successful use of index futures by a Fund for hedging purposes is also subject to the adviser's ability to predict movements in the direction of the market. It is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in such Fund's portfolio may decline. If this occurred, such Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, such Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if such Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

   In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends may not result in a successful hedging transaction over a short time period.

   OPTIONS ON STOCK INDEX FUTURES. Options on stock index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

ILLIQUID SECURITIES

The Funds may invest in securities as to which a liquid trading market does not exist, provided such investments are consistent with such Fund's objective and other policies. The Funds consider investments that the adviser is not likely to be able to sell within seven days as not liquid. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain options traded in the over-the-counter market and securities used to cover such options. As to these securities, a Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund could be adversely affected. When purchasing securities that have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and are not readily marketable, each Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between a Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the 1933 Act for certain unregistered securities held by a Fund, such Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Trust's Board of Trustees. Because it is not possible to predict with any assurance how the market for restricted securities pursuant to Rule 144A will develop, the Board of Trustees has directed the adviser to monitor carefully any Fund investments in such securities with particular regard to trading activity, availability or reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.

INDEX WARRANTS (BALANCED RETURN FUND AND SMALL-CAP GROWTH FUND ONLY.)

   The Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

   The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

MONEY MARKET INSTRUMENTS

   Certain money market instruments used extensively by the Balanced Return Fund are described below.

   REPURCHASE AGREEMENTS. Repurchase Agreements are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

   A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Trust maintained in a central depository or book-entry system or by physical delivery of the securities to the Trust's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

   Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.


   CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.


   TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

   BANKERS' ACCEPTANCES. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

   CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

   U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

   Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

MORTGAGE-BACKED SECURITIES

   Securities issued by GNMA and securities issued by Federal National Mortgage Association ("FNMA") include, mortgage-backed securities representing part ownership of a pool of mortgage loans.

   In the case of GNMA, the mortgages are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veteran's Administration. In the case of FNMA, the mortgages are not insured by an agency of the U.S. Government.

   The prices of mortgage-backed securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Mortgage-backed securities issued by GNMA and FNMA currently offer yields which are higher than those available on other securities of the U.S. Government and its agencies and instrumentalities, but may be less effective than these other securities as a means of "locking in" attractive long-term interest rates. This is a result of the need to reinvest prepayment of principal and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, these securities have less potential for capital appreciation during periods of declining interest rates than other investments of comparable risk of decline in value during periods of rising rates.

NEW ISSUES

   The Funds may invest in new issues. A new issue may be an initial public offering by a previously private company. There may be less public information about the company and the company may have a limited operating history and rapidly changing fundamental prospects. This may make investment returns of new issues highly volatile. New issues may also be subject to varying patterns of trading volume and may, at times, be difficult to sell.

OPTIONS (NOT APPLICABLE TO THE BALANCED RETURN FUND)

   Each Fund may buy and sell put and call options for hedging purposes, and may also seek to increase its return by writing covered put and call options on securities it owns or in which it may invest. A Fund receives a premium from writing a put or call option, which increases such Fund's return if the option expires unexercised or is closed out at a net profit. When a Fund writes a call option, it gives up the opportunity to profit from any increase in the price of the underlying security above the exercise price of the option and the premium received; when it writes a put option, a Fund takes the risk that it will be required to purchase the underlying security from the option holder at a price above the current market price of the security and the premium received. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. Each fund's use of these strategies may be limited by applicable law.

OPTIONS ON SECURITIES INDICES AND PUT AND CALL WARRANTS

   Each Fund may buy and sell options on domestic and foreign securities indices for hedging purposes. A securities index represents a numerical measure of the changes in value of the securities comprising the index. An option on a securities index gives the holder the right, in return for the premium paid for the option, to buy (in the case of a call option) or sell (in the case of a put option) units of a particular index at an agreed price during the term of the option. The holder of the option does not receive the right to take or make delivery of the actual securities making up the index, but has the right instead to receive a cash settlement amount based on the change, if any, in the value of the index during the term of the option.

   Depending on the change in the value of the underlying index during the term of the option, the holder may either exercise the option at a profit or permit the option to expire worthless. For example, if a Fund were to sell a call option on an index and the value of the index were to increase during the term of the option, the holder of the index would likely exercise the option and receive a cash payment from such Fund. If, on the other hand, the value of the index were to decrease, the option would likely expire worthless, and such Fund would realize a profit in the amount of the premium received by it when it sold the option (less and transaction costs). Each Fund will only purchase or sell options on a securities index to the extent that it holds securities in its portfolio whose price changes, in the adviser's judgment, should correlate closely with changes in the index.

   Each of the Funds may also purchase put and call warrants issued by banks and other financial institutions, whose values are based on the values from time to time of one or more foreign securities indices. Each Fund's use of such warrants would be similar to its use of options on securities indices.

OPTIONS (APPLICABLE TO THE BALANCED RETURN FUND ONLY)

   The Fund may write covered call options and purchase call and put options. Options and the related risks are summarized below.

   WRITING AND PURCHASING OPTIONS. The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written. Call options written by a

Fund normally will have expiration dates between three and nine months from the date written. During the option period a Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. A Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. A Fund may write call options only if they are covered and if they remain covered so long as a Fund is obligated as a writer. If a Fund writes a call option on an individual security, a Fund will own the underlying security at all times during the option period. A Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, a Fund will be required to deposit qualified securities. A "qualified security" is a security against which a Fund has not written a call option and which has not been hedged by a Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is "in-the-money" at the time the call is written, a Fund will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to a Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with a Fund qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will write and purchase options only when the adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Fund or all of the Funds, in the aggregate.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the adviser's ability to correctly predict movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques other than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Fund will write call options on indices only subject to the limitations described above.

   Price movements in securities in a Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of a Fund's portfolio securities. It is also possible that the index may rise when the value of a Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of a Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time a Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Fund is able to sell securities in its portfolio. As with options on portfolio securities, a Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

     If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

REPURCHASE AGREEMENTS

   Each Fund may, for temporary defensive purposes, invest its assets in eligible U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Any repurchase agreements entered into by a Fund will be of short duration, from overnight to one week, although the underlying securities generally have longer maturities.

   For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the U.S. Government security subject to the repurchase agreement. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government security.

   Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, each Fund will always receive as collateral for any repurchase agreement to which it is a party U.S. Government securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian or other entity authorized by the Trust's Board of Trustees to have custody for purposes of repurchase agreement transactions. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities, however.

SECURITIES LENDING

   Each Fund may make secured loans of its portfolio securities to increase its total return. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of cash or high-grade short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. Loans of portfolio securities will always be fully collateralized at no less than 100% of the market value of the loaned securities (as marked-to-market daily) and made only to borrowers considered to be creditworthy. The borrower pays to such Fund an amount equal to any dividends or interest received on securities lent. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise the voting rights on any matters materially affecting the investment. A Fund may also call such loans in order to sell securities.

SWAP AGREEMENTS


   The Balanced Return Fund may enter into interest rate, index and currency exchange rate swap agreements for hedging purposes. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund's portfolio.


   Because swap agreements are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.


   CREDIT DEFAULT SWAP AGREEMENTS. In addition to the interest rate swap agreements discussed under "Interest Rate Transactions", the Balanced Return Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between 6 months and three years, provided there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The value of the reference obligation received by the Seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

   Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated at least A by Moody's Investors Service or Standard and Poor's Rating Service at the time of investment.


SPECIAL SITUATIONS

   Each Fund may invest in special situations that the adviser believes present opportunities for capital growth. Such situations most typically include corporate restructurings, mergers, and tender offers.

   A special situation arises when, in the opinion of the adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers, or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

UNSEASONED COMPANIES

   As a matter of operating policy, the Funds may invest to a limited extent in securities of unseasoned companies and new issues. The adviser regards a company as unseasoned when, for example, it is relatively new to or not yet well established in its primary line of business. Such companies generally are smaller and younger than companies whose shares are traded on the major stock exchanges. Accordingly, their shares are often traded over-the-counter and their share prices may be more volatile than those of larger, exchange-listed companies. In order to avoid undue risks, a Fund will not invest more than 5% of its total assets in securities of any one company with a record of fewer than three years' continuous operation (including that of predecessors).

                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.


   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Consumer Price Index, Dow Jones Industrial Average, the S&P 500(R) Index, Lehman Brothers Aggregate Bond Index, Russell 1000(R) Growth Index, the Russell 2000(R) Growth Index, the Russell 3000(R) Growth Index and the Balanced Benchmark.


   Advertisements, sales literature and other communications may contain information about the Funds and advisers' current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

TOTAL RETURN

   Standardized quotations of average annual total return for Class A Shares, Class B Shares or Class C Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A, Class B Shares or Class C Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions are on Class A Shares, Class B Shares and Class C Shares are reinvested when paid.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.


   The average annual total return, for the Class A Shares, Class B Shares and Class C Shares of each of the Funds for the indicated periods ended December 31, 2005 were as follows:

                                                  YEAR ENDED       5 YEARS ENDED      10 YEARS ENDED          COMMENCEMENT OF
                                                   12/31/05           12/31/05           12/31/05         OPERATIONS TO 12/31/05(1)
ALL-CAP GROWTH FUND                                --------           --------           --------         -------------------------
Class A
     Return Before Taxes                            1.44%              -4.06%              5.59%                      --
     Return After Taxes on Distributions            0.56%              -4.25%              4.01%                      --
     Return After Taxes on Distributions
     and Sale of Fund Shares(2)                     2.12%              -3.41%              4.47%                      --

                                                  YEAR ENDED       5 YEARS ENDED      10 YEARS ENDED          COMMENCEMENT OF
                                                   12/31/05           12/31/05           12/31/05         OPERATIONS TO 12/31/05(1)
ALL-CAP GROWTH FUND                                --------           --------           --------         -------------------------
Class B Return Before Taxes                         2.84%              -3.63%              5.42%                      --
Class C Return Before Taxes                         6.84%              -3.63%              5.42%                      --

BALANCED RETURN FUND
Class A
     Return Before Taxes                           -6.42%              -2.98%              5.49%                      --
     Return After Taxes on Distributions           -6.66%              -3.37%              4.15%                      --
     Return After Taxes on Distributions
     and Sale of Fund Shares(2)                    -3.97%              -2.70%              4.21%                      --
Class B Return Before Taxes                        -5.39%              -2.56%              5.31%                      --
Class C Return Before Taxes                        -1.47%              -2.56%              5.31%                      --

NIFTY FIFTY FUND
Class A
     Return Before Taxes                           -2.18%             -10.41%              2.39%                      --
     Return After Taxes on Distributions           -2.18%             -10.46%              1.36%                      --
     Return After Taxes on Distributions
     and Sale of Fund Shares(2)                    -1.42%              -8.55%              1.94%                      --
Class B Return Before Taxes                        -0.95%             -10.03%              2.23%                      --
Class C Return Before Taxes                         3.05%             -10.02%              2.23%                      --

SMALL-CAP GROWTH FUND(3)
Class A
     Return Before Taxes                            3.44%              -4.18%             10.86%                      --
     Return After Taxes on Distributions            3.44%              -4.18%              9.59%                      --
     Return After Taxes on Distributions
     and Sale of Fund Shares(2)                     2.23%              -3.50%              8.74%                      --
Class B Return Before Taxes                         4.95%              -3.76%                --                     8.08%
Class C Return Before Taxes                         8.92%              -3.76%                --                     7.08%



(1) The inception date for the Class B Shares for the Small-Cap Growth Fund was September 18, 1996; and the inception date for the Class C Shares of the Small-Cap Growth Fund was October 8, 1996.


(2) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(3) Prior to September 1, 1996, Small-Cap Growth Fund's shares were not offered to the public and, although the Fund's portfolio was managed substantially in accordance with the investment policies described in its current Prospectus during that period, some management differences did occur due primarily to each Fund's small asset size. Accordingly, the Fund's performance during periods prior to September 1, 1996 may not be relevant to an assessment of the Fund's performance subsequent to such date. Additionally, the adviser waived all management, administrative and service fees otherwise payable to the Small-Cap Growth Fund during 1994 and 1995, which had the effect of increasing the Fund's total return for those periods.

   The Funds may also compute cumulative total return for specified periods based on a hypothetical Class A, Class B or Class C account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.


   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rates of return calculations.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   In effecting portfolio transactions for the Trust, the adviser and/or subadviser (throughout this section, the "adviser") adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of a Fund yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust or to the adviser are considered to be in addition to and not in lieu of services required to be performed by the adviser under its contract with the Trust and may benefit both the Trust and other clients of the adviser. Conversely, brokerage and research services provided by brokers to other clients of the adviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes. In addition, transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the adviser would, under the circumstances, seek to obtain best price and execution on orders for the Trust.

   The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the adviser in determining the overall reasonableness of brokerage commissions paid by the Trust. Some portfolio transactions are, subject to the Conduct Rules of the NASD and subject to obtaining best prices and executions, effected through dealers (excluding PEPCO) who sell shares of the Trust.


   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's and/or subadviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its adviser, subadviser and distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.


   It is possible that purchases or sales of securities for a Fund also may be considered for other clients of the adviser or its affiliates, including the other series of the Trust. Any transactions in such securities at or about the same time will be allocated among such Fund and such other clients in a manner deemed equitable to all by the adviser, taking into account the respective sizes of the Fund and the other clients' accounts, and the amount of securities to be purchased of sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as that Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower commissions will be beneficial to such Fund.

   The Board of Trustees of the Trust periodically monitors the operations of these brokerage policies by reviewing the allocation of brokerage orders.


   For the fiscal years ended December 31, 2003, 2004 and 2005, brokerage commissions paid by the Trust on portfolio transactions totaled $1,137,893, $1,242,251 and $1,230,455, respectively. For the fiscal years ended December 31, 2003, 2004 and 2005, no brokerage commissions were paid to affiliates for portfolio transactions. Brokerage commissions of $418,679 paid during the fiscal year ended December 31, 2005, were paid on portfolio transactions aggregating $200,718,752, executed by brokers who provided research and other statistical information.


                           DISCLOSURE OF FUND HOLDINGS


   The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

   The Funds' Compliance Officer is responsible for monitoring the use of portfolio holdings, for the Funds' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.


PUBLIC DISCLOSURES


   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Fund's shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.


OTHER DISCLOSURES

   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

   As previously authorized by the Funds' Board of Trustees and/or the Fund's executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC HOLDINGS INFORMATION

---------------------------------------------------------------------------------------------------------------
                                                                           TIMING OF RELEASE OF PORTFOLIO
TYPE OF SERVICE PROVIDER               NAME OF SERVICE PROVIDER            HOLDINGS INFORMATION
------------------------------------- ----------------------------------- -------------------------------------
Adviser (Balanced Return Fund only)    Phoenix Investment Counsel, Inc.    Daily
------------------------------------- ----------------------------------- -------------------------------------
Subadviser (Balanced Return Fund       Engemann Asset Management           Daily
only)
------------------------------------- ----------------------------------- -------------------------------------

Adviser (All-Cap Growth, Nifty         Engemann Asset Management           Daily
Fifty and Small-Cap Growth Funds
only)

------------------------------------- ----------------------------------- -------------------------------------
Distributor                            Phoenix Equity Planning             Daily
                                       Corporation
------------------------------------- ----------------------------------- -------------------------------------

Custodian                              State Street Bank and Trust         Daily
                                       Company

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                           TIMING OF RELEASE OF PORTFOLIO
TYPE OF SERVICE PROVIDER               NAME OF SERVICE PROVIDER            HOLDINGS INFORMATION
------------------------------------- ----------------------------------- -------------------------------------
Sub-Financial Agent                    PFPC Inc.                           Daily
------------------------------------- ----------------------------------- -------------------------------------

Independent Registered Public          PricewaterhouseCoopers LLP          Annual Reporting Period: within
Accounting Firm                                                            15 business days of end of
                                                                           reporting period


                                                                           Semiannual Reporting Period:
                                                                           within 31 business days of end of
                                                                           reporting period
------------------------------------- ----------------------------------- -------------------------------------
Typesetting Firm for Financial         GCom Solutions                      Monthly on first business day
Reports and Forms N-Q                                                      following month-end
------------------------------------- ----------------------------------- -------------------------------------
Printer for Financial Reports          V.G. Reed & Sons                    Annual and Semiannual Reporting
                                                                           Period: within 45 days after end of
                                                                           reporting period
------------------------------------- ----------------------------------- -------------------------------------
Intermediary Selling Shares of the     Merrill Lynch                       Quarterly within 10 days of
Fund                                                                       quarter-end
------------------------------------- ----------------------------------- -------------------------------------
Third-Party Class B Share Financer     SG Constellation LLC                Weekly based on prior week-end
---------------------------------------------------------------------------------------------------------------

PUBLIC PORTFOLIO HOLDINGS INFORMATION

---------------------------------------------------------------------------------------------------------------
Portfolio Redistribution Firms         Bloomberg, Standard & Poor's and    Quarterly, 60 days after fiscal
                                       Thompson Financial Services         quarter end
------------------------------------- ----------------------------------- -------------------------------------
Rating Agencies                        Lipper Inc. and Morningstar         Quarterly, 60 days after fiscal
                                                                           quarter end
---------------------------------------------------------------------------------------------------------------

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

                     SERVICES OF THE ADVISERS AND SUBADVISER


   The investment adviser to the Balanced Return Fund is Phoenix Investment Counsel, Inc. ("PIC"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for 14 fund companies totaling 49 mutual funds and as adviser to institutional clients. PIC has acted as investment adviser for over 70 years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2005, PIC had approximately $19.3 billion in assets under management.

   All of the outstanding stock of PIC is owned by PEPCO, a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX is located at One American Row, Hartford, Connecticut 06115-2520. PEPCO, a mutual fund distributor, acts as the national distributor of the Funds' shares and as Financial Agent of the Funds. The principal office of PEPCO is located at One American Row, Hartford, Connecticut 06102-5056.

   Engemann Asset Management ("Engemann") is the investment adviser to the All-Cap Growth Fund, the Nifty Fifty Fund and the Small-Cap Growth Fund and the subadviser for the equity portfolio holdings of the Balanced Return Fund. Engemann is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to three fund companies totaling six mutual funds, as subadviser to five fund companies totaling nine mutual funds and as investment adviser to institutions and individuals. As of December 31, 2005, Engemann had $4.3 billion in assets under management. Engemann is an indirect subsidiary of PXP and has been an investment adviser since 1969.

   PXP has served investors for over 70 years. As of December 31, 2005, PXP had approximately $50.9 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.


   PIC and Engemann (each an "Adviser" or collectively the "Advisers") have each entered into an Investment Advisory Agreement (the "PIC Advisory Agreement" or "Engemann Advisory Agreement", respectively and the "Advisory Agreements" collectively) with the Trust, on behalf of the Funds, to provide investment advice and investment management services with respect to the assets of each Fund, provide personnel, office space, facilities and equipment as may be needed by the Funds in their day-to-day operations and provide the officers of the Trust. The Advisory Agreements have been approved by the Board of Trustees of the Trust with respect to each Fund, including a majority of the Trustees who are not a party to the Advisory Agreements or interested persons of a party to the Advisory Agreements.

   The Advisory Agreements continue from year to year, provided that such continuance is specifically approved annually by a vote of a majority of each Fund's outstanding voting securities or by the Board of Trustees, and by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

   Except as set forth in the separate Distribution Agreement discussed under "The Distributor: Distribution Agreement", the Advisers are not responsible under the Advisory Agreements for any expenses related to the operation of the Funds. Under the Advisory Agreements, each Fund is responsible and has assumed the obligation for paying all of its expenses, including but not limited to: (i) brokerage and commission expenses, (ii) federal, state, or local taxes, including issue and transfer taxes, incurred by or levied on a Fund, (iii) interest charges on borrowings, (iv) charges and expenses of a Fund's custodian and transfer agent, (v) payment of all investment advisory and management fees,
(vi) insurance premiums on a Fund's property and personnel, including the fidelity bond and liability insurance for officers and Trustees, (vii) printing and mailing of all reports, including semi-annual and annual reports, prospectuses, and statements of additional information to existing shareholders,
(viii) fees and expenses of registering a Fund's shares under the federal securities laws and of qualifying its shares under applicable state securities (Blue Sky) laws subsequent to a Fund's initial fiscal period, including expenses attendant upon renewing and increasing such registrations and qualifications,
(ix) legal fees and expenses including legal expenses of the independent Trustees, (x) independent Trustees' fees and auditing expenses, including auditing fees of independent public accountants, (xi) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials, except for meetings called solely for the Adviser's benefit, (xii) dues and other costs of membership in industry associations, subject to the approval of any such membership by the Board of Trustees, (xiii) service fees paid to dealers and other shareholder service providers pursuant to Services Agreements between the Trust and such service providers, and (xiv) any extraordinary and non-recurring expenses, except as otherwise prescribed therein.

   As compensation for its services under the Advisory Agreements, the respective Adviser is paid a monthly fee based on a Fund's average daily net assets at the following annual rates:

                                 FIRST               NEXT               OVER
                              -----------        ------------       ------------
   FUND                       $50 MILLION        $450 MILLION       $500 MILLION

   All-Cap Growth Fund           0.90%               0.80%              0.70%

   Balanced Return Fund          0.80%               0.70%              0.60%
   All-Cap Growth Fund           0.90%               0.80%              0.70%
   Small-Cap Growth Fund         1.00%               0.90%              0.80%

   For managing, or directing the management of, the equity investments of the Balanced Return Fund, Engemann is entitled to a fee that is calculated at a rate equal to 50% of the gross investment management fee multiplied by the percentage of equity assets held in the fund.


   For services to the Trust during the fiscal years ended December 31, 2003, 2004 and 2005, the Trust paid management fees of $5,814,516, $6,267,395 and $5,145,520, respectively. Prior to May 1, 2005, Engemann also served as investment adviser to the Balanced Return Fund. Of these totals, Engemann received fees from each Fund as follows:

                                   2003              2004              2005
   FUND                      -------------     --------------    --------------
   All-Cap Growth Fund        $ 1,599,527       $ 1,684,335       $ 1,373,845

   Balanced Return Fund       $   637,136       $   586,512       $   453,713
   Nifty Fifty Fund           $   932,811       $   863,248       $   659,835
   Small-Cap Growth Fund      $ 2,645,042       $ 3,133,300       $ 2,658,127

   The Advisory Agreements are terminable with respect to each Fund on 60 days written notice by vote of a majority of such Fund's outstanding shares, by vote of a majority of the Board of Trustees, or by the Adviser on 60 days written notice. The Advisory Agreements automatically terminate in the event of its assignment as defined in the 1940 Act. The Advisory Agreements provide that in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser is not liable for any action or failure to act in accordance with its duties.

   The Trust, PIC, Engemann and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Personnel subject to the Code of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

BOARD OF TRUSTEES CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS


   A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Funds' 2005 annual report covering the period January 1, 2005 through December 31, 2005.


DESCRIPTION OF PROXY VOTING POLICY

   The Trust has adopted a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Trust's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.


   The Policy stipulates that the Funds' investment adviser will vote proxies or delegate such responsibility to a subadviser. The adviser or subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.


   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

o Changes to Capital Structure--dilution or improved accountability associated with such changes.

o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

o Social and Corporate Responsibility Issues--the Adviser or Subadviser will generally vote against shareholder social and environmental issue proposals.

   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, Subadviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trusts of any actual or potential conflict of interest. No Adviser, Subadvisor or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.


   The Policy further imposes certain record keeping and reporting requirements on each Adviser, Subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, will be available free of charge by calling, toll-free,
(800) 243-1574, or on the SEC's Web site at http://www.sec.gov.


                               PORTFOLIO MANAGERS


COMPENSATION OF PORTFOLIO MANAGERS OF PHOENIX INVESTMENT COUNSEL, INC. (ADVISER TO THE BALANCED RETURN FUND) AND ENGEMANN ASSET MANAGEMENT INC. (ADVISER TO THE ALL-CAP GROWTH, NIFTY FIFTY AND SMALL-CAP GROWTH FUNDS AND SUBADVISER TO THE BALANCED RETURN FUND)

   Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, "PXP"), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and reduce tax implications.

   The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

   Finally, portfolio managers and investment professionals may also receive PNX stock options and/or be granted PNX restricted stock at the direction of the parent's Board of Directors.

   Following is a more detailed description of the compensation structure of the funds' portfolio managers identified in the funds' prospectus.

   Base Salary. Each portfolio manager is paid a base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

   Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at PXP is made up of three components:


(1) Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three and five-year periods against specified benchmarks and/or peer groups (as indicated in the table below) for each fund managed. Performance of the PNX general account and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of those funds/accounts.

                   FUND                          BENCHMARK(S) AND/OR PEER GROUPS
                   ----                          -------------------------------
     All-Cap Growth Fund                          Russell 3000(R) Growth Index
     Balanced Return Fund (equity portion)        Lipper Large Cap Core Funds
     Balanced Return Fund (fixed income portion)  Lehman Aggregate Bond Index
     Nifty Fifty Fund                             Russell 1000(R) Growth Index
     Small-Cap Growth Fund                        Russell 2000(R) Growth Index


(2) Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of The Phoenix Companies, Inc., which vest over three years.
(3) Fifteen percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.


   The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on The Phoenix Companies, Inc. return on equity, (ii) may have fewer performance measurement periods,
(iii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iv) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

   Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX's Compensation Committee.


   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

   There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each fund's investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds' shareholders. The Adviser and Subadviser are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the funds' most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of a Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.


   The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the funds as named in the prospectus. As noted in the table, the portfolio managers managing the funds may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.

                                                         NUMBER OF AND TOTAL
                                NUMBER OF AND TOTAL     ASSETS OF OTHER POOLED
                               ASSETS OF REGISTERED      INVESTMENT VEHICLES        NUMBER OF AND TOTAL ASSETS
NAME                           INVESTMENT COMPANIES             (PIVS)                   OF OTHER ACCOUNTS
----                           --------------------             ------                   -----------------
David L. Albrycht                7/ $2.7 billion                  0                      0
Steve Colton                     5/ $1.2 billion                  0                      4/ $188.3 million
David P. Garza                   2/ $661.8 million                0                      3,373/ $550.0 million
Lou Holtz                        3/ $540.5 million                0                      565/ $72.2 million
Yossi Lipsker                    2/ $385.4 million                0                      358/ $36.7 million
Michael T. Manns                 2/ $661.8 million                0                      3,373/ $550.0 million
Scott Swanson                    3/ $816.9 million                0                      3,373/ $550.0 million

Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations, and collateralized debt obligations.

   As of December 31, 2005, the portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.


OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS


   The following chart sets forth the dollar range of equity securities owned by each portfolio manager for the Advisers/Subadviser in each fund described in the fund's prospectus that he manages as of December 31, 2005:

                                                                 DOLLAR RANGE OF EQUITY SECURITIES
                                                                  BENEFICIALLY OWNED IN EACH FUND
NAME                                 NAME OF FUND                             MANAGED
----                                 ------------                             -------
David L. Albrycht                Balanced Return Fund                          None
Steve Colton                     Balanced Return Fund                          None
David P. Garza                   Nifty Fifty Fund:                             None
Lou Holtz                        All-Cap Growth:                               None
                                 Small-Cap Growth Fund:                        None
Yossi Lipsker                    Small-Cap Growth Fund:                        None
Michael T. Manns                 Nifty Fifty Fund                              None
Scott Swanson                    All-Cap Growth Fund:                          None
                                 Nifty Fifty Fund:                             None


                                 NET ASSET VALUE


   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "NYSE") on days when the Exchange is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Fund. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the official closing price on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.


                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.


                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Trust, the accumulated continuing distribution and services fees and contingent deferred sales charges ("CDSC") on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution and services fees on Class A Shares purchased at the same time.


   Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See "Dividends, Distributions and Taxes in this SAI.")


CLASS A SHARES


   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder's fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to an ongoing services fee at an annual rate of 0.25% of the Trust's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. (See the Funds' current Prospectus for additional information.)

CLASS B SHARES


   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Class B Shares purchased prior to January 20, 1998 are subject to the sales charge schedule as it existed prior to that date. (See the Funds' current Prospectus for additional information.)


   Class B Shares are subject to ongoing distribution and services fees at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted (six years for Class B Shares purchased prior to January 20, 1998). The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees of up to 1.00% of the Funds' aggregate average daily net assets attributable to Class C Shares. (See the Funds' current Prospectus for more information.)

CLASS A SHARES--REDUCED INITIAL SALES CHARGES


   Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of the Adviser or Subadviser to any Phoenix Fund; (4) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or
(6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Phoenix Fund or Phoenix qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;
(15) any deferred compensation plan established for the benefit of any Phoenix Fund, or Phoenix trustee or director; provided that sales to persons listed in
(1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisers or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.


   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of the Funds or any other Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.


   A "Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of the Funds or any other Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), if made by the same person within a thirteen month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of the Funds or any other Phoenix Fund (other than Phoenix Money Market Fund Class A Shares) may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.


   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES


   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of this or any other Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or Class C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.


CONVERSION FEATURE--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

                            INVESTOR ACCOUNT SERVICES


   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions on limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restrictional limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.


EXCHANGES


   Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same class of another Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. On Class B Shares and Class C Share exchanges, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes" in this SAI). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.


DIVIDEND REINVESTMENT ACROSS ACCOUNTS


   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Phoenix Fund carefully before directing dividends and distributions to another Phoenix Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchased of the shares, which may take up to 15 days. The Fund and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through the ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.


   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable CDSC. Class B and Class C shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable CDSC on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


                              HOW TO REDEEM SHARES


   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more. (See the Funds' current Prospectus for further information.) Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.


REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds' current Prospectus for more information.)

BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Fund redeem the shares.

TELEPHONE REDEMPTIONS


   Shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds' current Prospectus for additional information.)


REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Funds may make payment of the redemption price in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

ACCOUNT REINSTATEMENT PRIVILEGE


   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. (See the Funds' current Prospectus for more information and conditions attached to this privilege.)


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")


   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its taxable and, if any, tax-exempt net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 15%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a Fund to pay the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Shareholders should consult their own tax advisor about their tax situation.

INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES

   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a RIC.

TAXATION OF DERIVATIVES

   Many futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss recognized is 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the IRS or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as

Section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications.

The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.


                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Funds and other Phoenix Funds may be offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) Profit Sharing and Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO at (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) The Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping

Services Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch on an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR


   Pursuant to a Distribution Agreement with the Funds, PEPCO (the "Distributor"), a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. and an affiliate of the Adviser, serves as distributor for the Funds. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. The address of the Distributor is One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056.

   The Distribution Agreement may be terminated at any time on not less than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Funds, or by vote of a majority of the Funds' Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Distribution Agreement will terminate automatically in the event of its "assignment," as defined in Section 2(a)(4) of the 1940 Act.


   Dealers with whom the Distributor has entered into sales agreements receive sales charges in accordance with the commission table set forth in the Prospectus. The Distributor may from time to time pay, from its own resources or pursuant to the Plan of Distribution described below, a bonus or other incentive to dealers (other than the Distributor) which employ a registered representative who sells a minimum dollar amount of the shares of the Funds during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, reallow the entire portion of the sales charge which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


   For the fiscal years ended December 31, 2003, 2004 and 2005, purchasers of shares of the Funds paid aggregate sales charges of $589,627, $485,787, and $303,078, respectively, of which the Distributor received net commissions of $300,424, $267,017 and $173,342, respectively, for its services, the balance being paid to dealers. For the fiscal year ended December 31, 2005, the Distributor received net commissions of $20,719 for Class A Shares and total deferred sales charges of $149,679 for Class B Shares and $2,944 for Class C Shares.


DEALER CONCESSIONS


   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.


     AMOUNT OF TRANSACTION      SALES CHARGE AS PERCENTAGE OF     SALES CHARGE AS PERCENTAGE OF     DEALER DISCOUNT OR AGENCY FEE
       AT OFFERING PRICE               OFFERING PRICE                    AMOUNT INVESTED           AS PERCENTAGE OF OFFERING PRICE
 ---------------------------------------------------------------------------------------------------------------------------------

 Less than $50,000                         5.75%                             6.10%                            5.00%

 $50,000 but under $100,000                4.75                              4.99                             4.25

 $100,000 but under $250,000               3.75                              3.90                             3.25

 $250,000 but under $500,000               2.75                              2.83                             2.25

 $500,000 but under $1,000,000             2.00                              2.04                             1.75

 $1,000,000 or more                        None                              None                             None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchase. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to
$10,000,000 and 0.25% on amounts greater than $10,000,000. For purchases prior to January 11, 2006, if part or all of such investment as described in (b) and
(c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. Beginning January 11, 2006, if part or all of such investment as described in
(b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee has been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933 (the "1933 Act"). PEPCO reserves the right to discontinue or alter such fee payment plans at any time.


   From its own resources, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES


   PEPCO also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For services as financial agent, PEPCO will be paid a fee equal to the sum of (1) the documented cost of tax services and fund accounting and related services provided by PFPC Inc. ("PFPC") as subagent, to the financial agent, plus (2) the documented costs of PEPCO to oversee the subagent's performance. The current fee schedule of PFPC is based upon the aggregate daily net asset values of all funds serviced by PFPC at the following annual rates:


               First $5 billion                     0.06%
               $5 billion to $15 billion            0.05%
               Greater than $15 billion             0.03%


   Percentage rates are applied to the aggregate daily net asset value of all the portfolios serviced by PFPC. Certain minimum fees may apply. Total fees paid by PEPCO to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund.

   As compensation for its services prior to January 1, 2004, under a Financial Agent Agreement in effect from July 1, 2000 until December 31, 2003, the PFPC fee schedule used to determine a portion of PEPCO's fee was applied at the individual fund level at an annual rate equal to .085% of a funds average daily net assets up to $200 million, which rate was reduced at higher levels of net assets. For services to the Trust during the fiscal years ended December 31, 2003, 2004 and 2005, the Trust paid administrative fees of $572,929, $573,800 and $456,855, respectively. Of these totals, PEPCO received fees from each Fund as follows:

                                2003              2004              2005
    FUND                     -----------       -----------       -----------
    All-Cap Growth Fund       $ 158,300         $ 158,055         $ 124,173
    Balanced Return Fund      $  89,467         $  77,902         $  64,151
    Nifty Fifty Fund          $ 106,535         $  93,573         $  75,610
    Small-Cap Growth Fund     $ 218,627         $ 244,270         $ 192,921

   PEPCO has contractually agreed to waive, when necessary, a portion of its financial agent fee so that Other Operating Expenses do not exceed the limits shown in the table below. For the Small-Cap Growth Fund, Other Operating Expenses are defined as operating expenses excluding management fees and 12b-1 fees. For the three other funds, Other Operating Expenses are defined as operating expenses excluding management fees, 12b-1 fees and fiduciary fees (defined as legal, trustee and audit fees).

                          1st $50 Million   Next $450 Million   1st $500 Million
    FUND                  ---------------   -----------------   ----------------
    All-Cap Growth Fund        0.50%              0.40%               0.30%
    Balanced Return Fund       0.50%              0.40%               0.30%
    Nifty Fifty Fund           0.50%              0.40%               0.30%
    Small-Cap Growth Fund      0.50%              0.40%               0.30%


                               DISTRIBUTION PLANS

   The Trust has adopted a separate distribution plan for Class B Shares and Class C Shares of the Funds (the "Class B Plan," the "Class C Plan," and collectively the "12b-1 Plans") in accordance with Rule 12b-1 of the 1940 Act. The 12b-1 Plans require the Funds to compensate the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Funds.

   Pursuant to the 12b-1 Plans, the Funds pay the Distributor 0.75% of the average daily net assets of the Funds' Class B Shares and Class C Shares, respectively. Expenditures under the 12b-1 Plans shall consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting fees and financing expenses incurred in connection with the sale of Class B Shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectuses and Statements of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Funds determine are reasonably calculated to result in the sale of shares of the Funds.

   On a quarterly basis, the Trust's Trustees review a report on expenditures under the 12b-1 Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the 12b-1 Plans will be continued. By their terms, continuation of the 12b-1 Plans from year to year is contingent on annual approval by a majority of the Trust's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the 12b-1 Plans or any related agreements (the "12b-1 Plan Trustees"). The 12b-1 Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the 12b-1 Plans without approval of the shareholders of the Funds and that other material amendments to the 12b-1 Plans must be approved by a majority of the 12b-1 Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The 12b-1 Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The 12b-1 Plans may be terminated at any time by vote of a majority of the 12b-1 Plan Trustees or a majority of the outstanding shares of the Funds.


   For the fiscal year ended December 31, 2005, the Funds paid Rule 12b-1 distribution fees in the amount of $1,237,172, of which the principal underwriter received $561,465 and unaffiliated broker-dealers received $675,707. Distributor expenses under the 12b-1 Plans consisted of: (1) compensation to dealers, $978,119; (2) compensation to sales personnel, $281,791; (3) advertising, $58,254; (4) printing and mailing of prospectuses to other than current shareholders, $13,309; (5) service costs, $57,404, and (6) other, $27,014.

   The Board of Trustees has also adopted a Plan Pursuant to Rule 18f-3 under the 1940 Act permitting the issuance of shares in multiple classes.


   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the 12b-1 Plans.

SERVICES AGREEMENT

   Under the Services Agreement, each Fund will pay a continuing service fee to service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the Fund's average daily net assets, which will include the Adviser or PEPCO, for shareholder accounts not serviced by other service providers. Such amounts are compensation for providing certain services to clients owning shares of such Fund, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to such Fund, including responding to shareholder inquiries.


   For the fiscal year ended December 31, 2005, the Funds paid service fees in the amount of $1,157,439, of which the principal underwriter received $34,172 and unaffiliated broker-dealers received $1,123,267. Distributor expenses under the Services Agreement consisted of: (1) compensation to dealers, $915,081; (2) compensation to sales personnel, $263,630; (3) advertising, $54,500; (4) printing and mailing of prospectuses to other than current shareholders, $12,451; (5) service costs, $53,705, and (6) other, $25,273.


                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

TRUSTEES AND OFFICERS


   The Trustees are responsible for the overall management of the Fund, including establishing the Fund's policies, general supervision and review of their investment activities. The officers who administer the Fund's daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust, except for Messrs. Dill and Romans who are each serving a two-year term expiring on April 29, 2006.

                                                        INDEPENDENT TRUSTEES

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                     FUND COMPLEX                   PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                    DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------        -------                 -----------------------------------

E. Virgil Conway                   Served since         54         Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          2005.                           (2001-present). Trustee/Director, Phoenix Funds Complex
101 Park Avenue                                                    (1983-present). Trustee/Director, Realty Foundation of
New York, NY 10178                                                 New York (1972-present), Josiah Macy, Jr. Foundation
DOB: 8/2/29                                                        (Director/Trustee) (1975-2004) (Honorary) (2004-present),
                                                                   Pace University (Director/Trustee Emeritus) (2003-present),
                                                                   Greater New York Councils, Boy Scouts of America (1985-present),
                                                                   The Academy of Political Science (Vice Chairman) (1985-present),
                                                                   Urstadt Biddle Property Corp. (1989-present), Colgate University
                                                                   (Trustee Emeritus) (2004-present). Director/Trustee, The Harlem
                                                                   Youth Development Foundation, (Chairman) (1998-2002),
                                                                   Metropolitan Transportation Authority (Chairman) (1992-2001),
                                                                   Trism, Inc. (1994-2001), Consolidated Edison Company of New
                                                                   York, Inc. (1970-2002), Atlantic Mutual Insurance Company
                                                                   (1974-2002), Centennial Insurance Company (1974-2002), Union
                                                                   Pacific Corp. (1978-2002), BlackRock Freddie Mac Mortgage
                                                                   Securities Fund (Advisory Director) (1990-2000), Accuhealth
                                                                   (1994-2002), Pace University (1978-2003), New York Housing
                                                                   Partnership Development Corp. (Chairman) (1981-2003), Josiah
                                                                   Macy, Jr. Foundation (1975-2004).

Harry Dalzell-Payne                Served since         54         Retired. Trustee/Director, Phoenix Funds Complex (1983-present).
The Flat, Elmore Court             2005.
Elmore, GL05, GL2 3NT
U.K.
DOB: 8/9/29

S. Leland Dill                     Served since         52         Retired. Trustee, Phoenix Funds Family (1989-present). Trustee,
7721 Blue Heron Way                2005.                           Scudder Investments (55 portfolios) (1986-present). Director,
West Palm Beach, FL 33412                                          Coutts & Co. Trust Holdings Limited (1991-2000), Coutts & Co.
DOB: 3/28/30                                                       Group (1991-2000) and Coutts & Co. International (USA) (private banking) (1991-2000).

Francis E. Jeffries                Served since         55         Director, The Empire District Electric Company (1984-2004).
8477 Bay Colony Dr. #902           2005.                           Trustee/Director, Phoenix Funds Complex
Naples, FL 34108                                                   (1987-present).
DOB: 9/23/30

Leroy Keith, Jr.                   Served since         52         Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          2005.                           (2001-present). Director/Trustee, Evergreen Funds (six
736 Market Street, Ste. 1430                                       portfolios). Trustee, Phoenix Funds Family (1980-present).
Chattanooga, TN 37402                                              Director, Diversapak (2002-present), Obaji Medical Products
DOB: 2/14/39                                                       Company (2002-present). Director, Lincoln Educational Services
                                                                   (2002-2004). Chairman, Carson Products Company (cosmetics)
                                                                   (1998-2000).


                                                        INDEPENDENT TRUSTEES

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                     FUND COMPLEX                   PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                    DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------        -------                 -----------------------------------

Geraldine M. McNamara              Served since                    Managing Director, U.S. Trust Company of New York
U.S. Trust Company of NY           2005.                           (private bank) (1982-present). Trustee/Director, Phoenix
11 West 54th Street                                                Funds Complex (2001-present).
New York, NY 10019
DOB: 4/17/51

Everett L. Morris*                 Served since         54         Retired. Trustee/Director, Phoenix Funds Complex
164 Laird Road                     2005.                           (1991-present). Director, W.H. Reaves Utility Income Fund
Colts Neck, NJ 07722                                               (2004-present). Vice President, W.H. Reaves and Company
DOB: 5/26/28                                                       (investment management) (1993-2003).

James M. Oates**                   Served since         52         Chairman, Hudson Castle Group, Inc. (Formerly IBEX
c/o Northeast Partners             2005.                           Capital Markets, Inc.) (financial services)
150 Federal Street, Ste. 1000                                      (1997-present). Trustee/Director, Phoenix Funds Family
Boston, MA 02109                                                   (1987-present). Managing Director, Wydown Group
Trustee                                                            (consulting firm) (1994-present). Director, Investors
DOB: 5/31/46                                                       Financial Service Corporation (1995-present), Investors
                                                                   Bank & Trust Corporation (1995-present), Stifel Financial
                                                                   (1996-present), Connecticut River Bancorp (1998-present),
                                                                   Connecticut River Bank (1999-present), Trust Company of
                                                                   New Hampshire (2002-present). Chairman, Emerson
                                                                   Investment Management, Inc. (2000-present). Independent
                                                                   Chairman, John Hancock Trust (since 2005), Trustee, John
                                                                   Hancock Funds II and John Hancock Funds III (since 2005).
                                                                   Trustee, John Hancock Trust (2004-2005). Director/Trustee,
                                                                   AIB Govett Funds (six portfolios) (1991-2000), Command
                                                                   Systems, Inc. (1998-2000), Phoenix Investment Partners,
                                                                   Ltd. (1995-2001), 1Mind, Inc. (formerly 1Mind.com)
                                                                   (2000-2002), Plymouth Rubber Co. (1995-2003). Director and
                                                                   Treasurer, Endowment for Health, Inc. (2000-2004).

Donald B. Romans                   Served since         52         Retired. President, Romans & Company (private investors
39 S. Sheridan Road                2005.                           and financial consultants) (1987-2003). Trustee/Director,
Lake Forest, IL 60045                                              Phoenix Funds Family (1985-present). Trustee, Burnham
DOB: 4/22/31                                                       Investors Trust (five portfolios) (1967-2003).

Richard E. Segerson                Served since         52         Managing Director, Northway Management Company
Northway Management Company        2005.                           (1998-present). Trustee/Director, Phoenix Funds Family
164 Mason Street                                                   (1983-present).
Greenwich, CT 06830
DOB: 2/16/46


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                     FUND COMPLEX                   PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                    DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------        -------                 -----------------------------------

Ferdinand L.J. Verdonck            Served since         52            Director, Banco Urquijo (Chairman) (1998-present).
Nederpolder, 7                     2005.                              Trustee, Phoenix Funds Family (2002-present). Director,
B-9000 Gent, Belgium                                                  EASDAQ (Chairman) (2001-present), The JP Morgan Fleming
DOB: 7/30/42                                                          Continental European Investment Trust (1998-present),
                                                                      Groupe SNEF (1998-present), Degussa Antwerpen N.V.
                                                                      (1998-present), Santens N.V. (1999-present). Managing
                                                                      Director, Almanij N.V. (1992-2003). Director, KBC Bank
                                                                      and Insurance Holding Company (Euronext) (1992-2003), KBC
                                                                      Bank (1992-2003), KBC Insurance (1992-2003), Kredietbank,
                                                                      S.A. Luxembourgeoise (1992-2003), Investco N.V.
                                                                      (1992-2003), Gevaert N.V. (1992-2003), Fidea N.V.
                                                                      (1992-2003), Almafin N.V. (1992-2003), Centea N.V.
                                                                      (1992-2003), Dutch Chamber of Commerce for Belgium and
                                                                      Luxemburg (1995-2001), Phoenix Investment Partners, Ltd.
                                                                      (1995-2001).

* Pursuant to the Trust's retirement policy, Mr. Morris will retire from the Board of Trustees immediately following its May 2006 meeting.

** Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson
   Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company, also an affiliate, owns approximately 8% of Hudson's common stock.


                               INTERESTED TRUSTEES

   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                                                      NUMBER OF
                                                     PORTFOLIOS IN
                                                     FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, POSITION(S) WITH   LENGTH OF TIME     OVERSEEN BY                     DURING PAST 5 YEARS AND
     TRUST AND DATE OF BIRTH           SERVED           TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
     -----------------------           ------           -------                  -----------------------------------

Daniel T. Geraci*                  Served since           54         Executive Vice President, Asset Management, The Phoenix
DOB: 6/12/57                       2005.                             Companies, Inc. (2003-present). President and Chief
                                                                     Executive Officer, Phoenix Investment Partners, Ltd.
                                                                     (2003-present). President, certain funds within the Phoenix
                                                                     Funds Complex (2004-present). President and Chief Executive
                                                                     Officer of North American Investment Operations, Pioneer
                                                                     Investment Management USA, Inc. (2001-2003). President of
                                                                     Private Wealth Management Group (2000-2001), and Executive Vice
                                                                     President of Distribution and Marketing for U.S. institutional services business (1998-2000) Fidelity Investments.

Marilyn E. LaMarche**              Served since           52         Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC            2005.                             (1997-present). Trustee/Director, Phoenix Funds Family
30 Rockefeller Plaza,                                                (2002-present). Director, The Phoenix Companies, Inc.
59th Floor                                                           (2001-2005) and Phoenix Life Insurance Company
New York, NY 10020                                                   (1989-2005).
Trustee
DOB: 5/11/34


                                                      NUMBER OF
                                                     PORTFOLIOS IN
                                                     FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, POSITION(S) WITH   LENGTH OF TIME     OVERSEEN BY                     DURING PAST 5 YEARS AND
     TRUST AND DATE OF BIRTH           SERVED           TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
     -----------------------           ------           -------                  -----------------------------------

Philip R. McLoughlin***            Served since           80         Director, PXRE Corporation (Reinsurance) (1985-present),
Chairman                           2000.                             World Trust Fund (1991-present). Director/Trustee,
DOB: 10/23/46                                                        Phoenix Funds Complex (1989-present). Management Consultant
                                                                     (2002-2004), Chairman (1997-2002), Chief Executive Officer
                                                                     (1995-2002), Director (1995-2002), Phoenix Investment Partners,
                                                                     Ltd., Director and Executive Vice President, The Phoenix
                                                                     Companies, Inc. (2000-2002). Director (1994-2002) and Executive
                                                                     Vice President, Investments (1987-2002), Phoenix Life Insurance
                                                                     Company. Director (1983-2002) and Chairman (1995-2002), Phoenix
                                                                     Investment Counsel, Inc. Director (1982-2002), Chairman
                                                                     (2000-2002) and President (1990-2000), Phoenix Equity Planning
                                                                     Corporation. Chairman and President, Phoenix/Zweig Advisers LLC
                                                                     (2001-2002). Director (2001-2002) and President (April
                                                                     2002-September 2002), Phoenix Investment Management Company.
                                                                     Director and Executive Vice President, Phoenix Life and Annuity
                                                                     Company (1996-2002). Director (1995-2000) and Executive Vice
                                                                     President (1994-2002) and Chief Investment Counsel (1994-2002),
                                                                     PHL Variable Insurance Company. Director, Phoenix National
                                                                     Trust Holding Company (2001-2002). Director (1985-2002) and
                                                                     Vice President (1986-2002) and Executive Vice President (April
                                                                     2002-September 2002), PM Holdings, Inc. Director, WS Griffith
                                                                     Associates, Inc. (1995-2002). Director, WS Griffith Securities,
                                                                     Inc. (1992-2002).

* Mr. Geraci is an "interested person" as defined in the Investment Company Act of 1940, by reason of his position as President and Chief Executive Officer, Phoenix Investment Partners, Ltd.

** Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

*** Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.


                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD
        NAME, ADDRESS             WITH TRUST AND                                PRINCIPAL OCCUPATION(S)
      AND DATE OF BIRTH        LENGTH OF TIME SERVED                              DURING PAST 5 YEARS
      -----------------        ---------------------                              -------------------

George R. Aylward              Executive Vice         Senior Vice President and Chief Operating Officer, Asset Management, The
DOB: 8/17/64                   President since 2004.  Phoenix Companies, Inc. (2004-present). Senior Vice President and Chief
                                                      Operating Officer, Asset Management, The Phoenix Companies, Inc.
                                                      (2004-present). Executive Vice President and Chief Operating Officer,
                                                      Phoenix Investment Partners, Ltd. (2004-present). Vice President, Phoenix
                                                      Life Insurance Company (2002-2004). Vice President, The Phoenix Companies,
                                                      Inc. (2001-2004). Vice President, Finance, Phoenix Investment Partners,
                                                      Ltd. (2001-2002). Assistant Controller, Phoenix Investment Partners, Ltd.
                                                      (1996-2001). Executive Vice President, certain funds within the Phoenix
                                                      Funds Family (2004-present).



                                 POSITION(S) HELD
        NAME, ADDRESS             WITH TRUST AND                                PRINCIPAL OCCUPATION(S)
      AND DATE OF BIRTH        LENGTH OF TIME SERVED                              DURING PAST 5 YEARS
      -----------------        ---------------------                              -------------------

Francis G. Waltman             Senior Vice            Senior Vice President, Asset Management, The Phoenix Companies, Inc.
DOB: 7/27/62                   President since 2004.  (February 2006-present). Senior Vice President, Product Development and
                                                      Management (2005-present), Senior Vice President and Chief Administrative
                                                      Officer (2003-2004), Phoenix Investment Partners, Ltd. Senior Vice President
                                                      and Chief Administrative Officer, Phoenix Equity Planning Corporation
                                                      (1999-2003). Senior Vice President, certain funds within the Phoenix Funds
                                                      Family (2004-present).

Marc Baltuch                   Vice President and     Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present).
900 Third Avenue               Chief Compliance       Vice President and Chief Compliance Officer, certain funds within the
New York, NY 10022             Officer since 2004.    Phoenix Funds Complex (2004-present). Vice President, The Zweig Total
DOB: 9/23/45                                          Return Fund, Inc. and The Zweig Fund, Inc. (2004-present). President and
                                                      Director, Watermark Securities, Inc. (1991-present). Assistant Secretary,
                                                      Gotham Advisors Inc. (1990-present). Secretary, Phoenix-Zweig Trust
                                                      (1989-2003) and Secretary, Phoenix-Euclid Market Neutral Fund (1999-2002).

Kevin J. Carr                  Vice President,        Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row               Counsel, Chief Legal   2005-present). Vice President, Counsel, Chief Legal Officer and Secretary,
Hartford, CT 06102             Officer and            certain funds within the Phoenix Funds Complex (May 2005-present).
DOB: 8/30/54                   Secretary since        Compliance Officer of Investments and Counsel, Travelers Life & Annuity
                               2005.                  (January 2005-May 2005). Assistant General Counsel, The Hartford Financial
                                                      Services Group (1999-2005).

W. Patrick Bradley             Chief Financial        Second Vice President, Fund Control and Tax, Phoenix Equity Planning
DOB: 3/2/72                    Officer and            Corporation (2004-present). Chief Financial Officer and Treasurer or
                               Treasurer since 2005   Assistant Treasurer of certain funds within the Phoenix Fund Family
                                                      (2004-present). Senior Manager (2002-2004), Manager (2000-2002), Audit,
                                                      Deloitte & Touche, LLP.



COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management.


   THE AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Audit Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, Everett L. Morris, James M. Oates and Richard
E. Segerson. The Committee met four times during the Trust's last fiscal year.

   THE EXECUTIVE AND COMPLIANCE COMMITTEE. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees, as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris, James M. Oates and Richard E. Segerson. Each of the members is an Independent Trustee, except Mr. McLoughlin, who is an Interested Trustee. The Committee met 11 times during the Trust's last fiscal year.

   THE GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara, Everett L. Morris and Ferdinand L.J. Verdonck. The Committee met four times during the Trust's last fiscal year.

   The Committee has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

COMPENSATION

   Trustees receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.


   For the Trust's fiscal year ended December 31, 2005, the Trustees received the following compensation:

                                                                      TOTAL COMPENSATION FROM TRUST
                                      AGGREGATE COMPENSATION           AND FUND COMPLEX (80 FUNDS)
          NAME OF TRUSTEE                   FROM TRUST                       PAID TO TRUSTEES
          ---------------                   ----------                       ----------------

INDEPENDENT TRUSTEES
--------------------
E. Virgil Conway                             $ 7,680                            $183,500
Harry Dalzell-Payne                          $ 7,333                            $176,000
S. Leland Dill                               $ 4,519                            $ 66,750
Francis E. Jeffries                          $ 5,413*                           $134,750
Leroy Keith, Jr.                             $ 4,894                            $ 75,500
Geraldine M. McNamara                        $ 7,333*                           $176,000
Everett L. Morris                            $ 7,333*                           $188,000
James M. Oates                               $ 6,830                            $116,011
Donald B. Romans                             $ 4,519                            $ 66,750
Richard E. Segerson                          $ 5,413*                           $ 83,750
Ferdinand L.J. Verdonck                      $ 4,894                            $ 72,011

INTERESTED TRUSTEES
-------------------
Marilyn E. LaMarche                          $ 4,519                            $ 67,761
Philip R. McLoughlin                         $13,860                            $285,634

   * This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At March 31, 2006, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those Trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $567,851.80; Ms. McNamara, $275,202.69; Mr. Morris, $589,170.52 and Mr. Segerson, $116,474.82. At present, by agreement among Phoenix Investment Partners, Ltd. ("PXP") and the electing Trustee, Trustee fees that are deferred are paid by the Trust to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Trust.

TRUSTEE OWNERSHIP OF SECURITIES

   Set forth in the table below is the dollar range of equity securities owned by each current Trustee as of December 31, 2005.


                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                TRUSTEE OWNERSHIP IN ALL
                                                                                FUNDS OVERSEEN BY TRUSTEE
                                          DOLLAR RANGE OF EQUITY                 IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                      SECURITIES IN A FUND OF THE TRUST                  COMPANIES
---------------                      ---------------------------------                  ---------


INDEPENDENT TRUSTEES
--------------------
E. Virgil Conway                                   None                               Over $100,000
Harry Dalzell-Payne                                None                                   None
S. Leland Dill                                     None                             $50,001-$100,000
Francis E. Jeffries                                None                               Over $100,000
Leroy Keith, Jr.                                   None                               $1 - $10,000
Geraldine M. McNamara                              None                               Over $100,000
Everett L. Morris                 Small-Cap Growth Fund - $10,001-$50,000             Over $100,000
James M. Oates                     All-Cap Growth Fund - $10,001-$50,000              Over $100,000
                                  Small-Cap Growth Fund - $10,001-$50,000

Donald B. Romans                                   None                               Over $100,000
Richard E. Segerson                                None                               Over $100,000
Ferdinand L.J. Verdonck                            None                                   None

INTERESTED TRUSTEES
-------------------
Daniel T. Geraci                                   None                                   None
Marilyn E. LaMarche                                None                                   None
Philip R. McLoughlin               All-Cap Growth Fund - $10,001-$50,000              Over $100,000
                                  Small-Cap Growth Fund - $10,001-$50,000
                                      Nifty Fifty Fund - $1 - $10,000

   At March 31, 2006, the Trustees and officers as a group owned less than 1% of the outstanding shares of any of the Funds.

PRINCIPAL SHAREHOLDERS


   The following table sets forth information as of March 31, 2006 with respect to each person who owns of record or is known by the Trust to own of record or beneficially 5% or more of any class of any Fund's outstanding shares, as noted:


                                                                                        PERCENTAGE OF
           NAME OF SHAREHOLDER                    FUND AND CLASS                          THE CLASS        NUMBER OF SHARES
           -------------------                    --------------                          ---------        ----------------

Citigroup Global Markets Inc.              Balanced Return Fund Class C                     6.21%               9,347.438
House Account XXXXXXX1250
Attn: Peter Booth, 7th Floor
333 W. 34th St.
New York, NY 10001-2402

MLPF&S                                     All-Cap Growth Fund Class A                     30.90%           2,375,356.653
For the Sole Benefit of its Customers      All-Cap Growth Fund Class B                     23.93%             154,601.399
Attn: Fund Administration                  All-Cap Growth Fund Class C                     44.48%             299,925.903
4800 Deer Lake Drive East, 3rd Fl.         Balanced Return Fund Class A                    11.63%             140,106.989
Jacksonville, FL 32246-6484                Balanced Return Fund Class B                    24.27%              60,558.691
                                           Balanced Return Fund Class C                    42.30%              63,704.168
                                           Nifty Fifty Fund Class A                        32.08%             717,397.380
                                           Nifty Fifty Fund Class B                        20.15%              84,263.639
                                           Nifty Fifty Fund Class C                        48.90%             202,113.001
                                           Small-Cap Growth Fund Class A                   14.05%             697,526.840
                                           Small-Cap Growth Fund Class B                   17.32%             211,870.930

Merrill Lynch Pierce Fenner & Smith Inc.   Small-Cap Growth Fund Class C                   27.94%             202,580.571
Trade House Account
Attn: Book Entry
4801 Deer Lake Dr. East
Jacksonville, FL 32246-6485

Wells Fargo Bank MN NA FBO                 Balanced Return Fund Class A                    15.90%             191,544.331
Industry Employees Incentive Plan
Attn: Phoenix-Engemann
XXXXXXX-011
P.O. Box 1533
Minneapolis, MN 55480-1533


                             ADDITIONAL INFORMATION


CAPITAL STOCK AND ORGANIZATION

   The Trust was established on May 28, 1986 as a Massachusetts business trust and was reorganized as a Delaware statutory trust in February 2001. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the shareholders may call the meeting. The Trustees will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.


   Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, there is a possibility that the shareholders of a statutory trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which a court refuses to apply Delaware law and the Trust itself would be unable to meet its obligations.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the Trust.
PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT


   The custodian of the assets of the Funds is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101.

   Pursuant to a Transfer Agent and Service Agreement with the Trust, PEPCO, One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056, serves as transfer agent for the Trust (the "Transfer Agent") for which it is paid $16.95 for each designated shareholder account, plus out-of-pocket expenses. The Transfer Agent engages subagents to perform certain shareholder servicing functions for which such agents are paid a fee by the Trust or PEPCO. Subagents fee, together with PEPCO's fee, shall not be more than the fee PEPCO would have been entitled to receive. Fees paid by the Trust, in addition to the fee paid to PEPCO, will be reviewed and approved by the Board of Trustees.


REPORT TO SHAREHOLDERS


   The fiscal year of the Trust ends on December 31. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust's independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year and is available without charge upon request.


FINANCIAL STATEMENTS


   The Fund's Financial Statements for the fiscal year ended December 31, 2005 in the Fund's 2005 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa Group they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                           THE PHOENIX-ENGEMANN FUNDS


                                    FORM N-1A

                           PART C -- OTHER INFORMATION

ITEM 23. EXHIBITS.


         a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via EDGAR with Post-Effective Amendment No. 42 (File No. 033-1922) on April 25, 2005 and incorporated herein by reference.

         b. Bylaws of the Registrant filed via EDGAR with Post-Effective Amendment No. 38 (File No. 033-1922) on March 15, 2001 and incorporated herein by reference.


         c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.


         d.1. Investment Advisory Agreement between Registrant and Engemann Asset Management (previously known as Roger Engemann & Associates, Inc.) ("EAM") dated September 3, 1997 filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-1922) on September 4, 1997 and incorporated herein by reference.

         d.2.* Amendment to Investment Advisory Agreement between Registrant and EAM dated May 1, 2005, filed via EDGAR herewith.

         d.3.* Investment Advisory Agreement between the Registrant and Phoenix Investment Counsel, Inc. ("PIC") dated May 1, 2005, pertaining to the fixed income holdings of the Balanced Return Fund, filed via EDGAR herewith.

         d.4.* Subadvisory Agreement between the Registrant and EAM dated May 1, 2005, pertaining to the equity portfolio holdings of the Balanced Return Fund, filed via EDGAR herewith.

         e.1. Distribution Agreement between Registrant and Phoenix Equity Planning Corporation ("PEPCO") dated September 3, 1997 filed via EDGAR with Post-Effective Amendment No. 26 (File No. 033-1922) on September 30, 1997 and incorporated herein by reference.

         e.2.*    Form of Sales Agreement between PEPCO and dealers (January
                  2006) filed via EDGAR herewith.

         f. Form of Deferred Compensation Plan applicable to the Board of Trustees filed via EDGAR with Post-Effective Amendment No. 42 (File No. 033-1922) on April 25, 2005 and incorporated herein by reference.

         g.1.* Master Custodian Contract between Registrant and State Street Bank and Trust Company ("State Street") dated May 1, 1997 filed via EDGAR herewith.

         g.2.* Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street filed via EDGAR herewith.

         g.3.* Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street filed via EDGAR herewith.

         g.4.* Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street filed via EDGAR herewith.

         h.1. Financial Agent Agreement between Registrant and PEPCO, effective July 1, 2000, filed via EDGAR with Post-Effective Amendment No. 41 (File No. 033-1922) on April 30, 2004 and incorporated herein by reference.

         h.2. Transfer Agency and Service Agreement between Registrant and PEPCO, dated December 8, 1997, filed via EDGAR with Post-Effective Amendment No. 41 (File No. 033-1922) on April 30, 2004 and incorporated herein by reference.

         h.3. Amendment to the Transfer Agency and Service Agreement between Registrant and PEPCO dated June 24, 2004 filed via EDGAR with Post-Effective Amendment No. 42 (File No. 033-1922) on April 25, 2005 and incorporated herein by reference.

         h.4.* Second Amendment to the Amended Transfer Agency and Service Agreement dated May 18, 2005, between Registrant and PEPCO filed via EDGAR herewith.

         h.5.* Sub-Transfer Agency and Service Agreement between PEPCO and Boston Financial Data Services, Inc. dated as of January 1, 2005, file via EDGAR herewith.

         h.6. Amended and Restated Shareholder Services Agreement between Registrant and PEPCO, dated June 19, 2001, filed via EDGAR with Post-Effective Amendment No. 41 (File No. 033-1922) on April 30, 2004 and incorporated herein by reference.

         h.7.* Securities Lending Authorization Agreement between Registrant and State Street, dated August 1, 2005 on behalf of Phoenix All-Cap Growth Fund filed via EDGAR herewith.

         h.8.* First Amendment to Securities Lending Authorization Agreement between Registrant and State Street dated February 3, 2006 on behalf of Phoenix All-Cap Growth Fund filed via EDGAR herewith.


         i. Opinion and Consent of Counsel filed via EDGAR with Post-Effective Amendment No. 38 (File No. 033-1922) on March 15, 2001 and incorporated herein by reference.

         j.* Consent of Independent Registered Public Accounting Firm filed via EDGAR herewith.

         k.       None.

         l.       None.


         m.1. Rule 12b-1 Plan For Class B Shares dated September 3, 1997 filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-1922) on April 23, 1998 and incorporated herein by reference.

         m.2. Amendment to Class B Shares Rule 12b-1 Distribution Plans (effective December 10, 1999) filed via EDGAR with Post-Effective Amendment No. 42 (File No. 033-1922) on April 25, 2005 and incorporated herein by reference.

         m.3. Rule 12b-1 Plan For Class C Shares filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-1922) on April 23, 1998 and incorporated herein by reference.

         n.1. 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 17, 2004, filed via EDGAR with Post-Effective Amendment No. 42 (File No. 033-1922) on April 25, 2005 and incorporated herein by reference.

         n.2. First Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 17, 2004, filed via EDGAR with Post-Effective Amendment No. 42 (File No. 033-1922) on April 25, 2005 and incorporated herein by reference.

         n.3. Second Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 17, 2004, filed via EDGAR with Post-Effective Amendment No. 42 (File No. 033-1922) on April 25, 2005 and incorporated herein by reference.


         o.       Reserved.


         p.1.* Amended and Restated Code of Ethics of the Phoenix Funds and the Distributor (PEPCO) dated February 2006 filed via EDGAR herewith.

         p.2.* Amended and Restated Code of Ethics of the Adviser (PIC) dated February 2006, filed via EDGAR herewith.

         p.3.* Code of Ethics of the Adviser/Subadviser (Engemann) dated January 31, 2005, filed via EDGAR herewith.

         q.1.* Power of Attorney for all Trustees, except Daniel T. Geraci, dated February 16, 2006, filed via EDGAR herewith.

         q.2.* Power of Attorney for Daniel T. Geraci, dated February 16, 2006, filed via EDGAR herewith.


-----------
*Filed herewith.

 ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     None.

ITEM 25. INDEMNIFICATION


     The Agreement and Declaration of Trust dated August 17, 2000 and the Bylaws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Investment Advisory Agreement, Distribution Agreement, Custodian Agreement and Transfer Agency Agreement, as amended, each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUBADVISER

     See "Management of the Funds" in the Prospectus and "Services of the Adviser and Subadviser" and "Management of the Trust" in the Statement of Additional Information, each of which is included in this Post-Effective Amendment to the Registration Statement. For information as to the business, profession, vocation or employment of a substantial nature of the directors and officers of the Adviser and Subadviser, reference is made to their current Form ADV (PIC: SEC File No. 801-5995 and EAM 801-11586 SEC File No. 801-11586) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) PEPCO also serves as the principal underwriter for the following registrants:


      Phoenix Adviser Trust, Phoenix CA Tax-Exempt Bond Fund, The Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Opportunities Trust, Phoenix PHOLIOs(SM), Phoenix Portfolios, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.


(b) The directors and executive officers of PEPCO are as follows:


                                           POSITIONS AND OFFICES         POSITIONS AND OFFICES WITH
                      NAME                    WITH DISTRIBUTOR                    REGISTRANT
                      ----                    ----------------                    ----------

      George R. Aylward                   Director  and              Executive Vice President
      56 Prospect Street                  Executive Vice President
      P.O. Box 150480
      Hartford, CT 06115-0480

      John H. Beers                       Vice President and         Assistant Secretary
      One American Row                    Secretary
      P.O. Box 5056
      Hartford, CT 06102-5056

      Kevin J. Carr                       Vice President             Vice President, Counsel, Chief
      One American Row                    and Assistant Secretary    Legal Officer and Secretary
      P.O. Box 5056
      Hartford, CT 06102-5056

      John R. Flores                      Vice President and         Anti-Money Laundering Officer
      One American Row                    Anti-Money Laundering      and Assistant Secretary
      P.O. Box 5056                       Officer
      Hartford, CT 06102-5056

      Daniel T. Geraci                    Director, Chairman of      President
      56 Prospect Street                  the Board and President
      P.O. Box 150480
      Hartford, CT 06115-0480



                                           POSITIONS AND OFFICES         POSITIONS AND OFFICES WITH
                      NAME                    WITH DISTRIBUTOR                    REGISTRANT
                      ----                    ----------------                    ----------

      Michael E. Haylon                   Director                   None
      One American Row
      P.O. Box 5056
      Hartford, CT 06102-5056

      David C. Martin                     Vice President and         None
      One American Row                    Chief Compliance Officer
      P.O. Box 5056
      Hartford, CT 06102-5056

      Glenn H. Pease                      Vice President,            None
      56 Prospect Street                  Finance and Treasurer
      P.O. Box 150480
      Hartford, CT 06115-0480

      Jacqueline M. Porter                Assistant Vice             Vice President and Assistant
      56 Prospect Street                  President                  Treasurer
      P.O. Box 150480
      Hartford, CT 06115-0480

      Francis G. Waltman                  Senior Vice President      Senior Vice President
      56 Prospect Street
      P.O. Box 150480
      Hartford, CT 06115-0480


      James D. Wehr                       Director                   None
      56 Prospect Street
      P.O. Box 150480
      Hartford, CT 06115-0480

ITEM 28. LOCATIONS OF ACCOUNTS AND RECORDS

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:


Secretary of the Fund:                                    Principal Underwriter, Financial Agent and
     Kevin J. Carr, Esq.                                  Transfer Agent:
     One American Row                                         Phoenix Equity Planning Corporation
     P.O. Box 5056                                            One American Row
     Hartford, CT 06102-5056                                  P.O. Box 5056
                                                              Hartford, CT 06102-5056
Investment Adviser for Balanced Return Fund:
     Phoenix Investment Counsel, Inc.                     Custodian and Dividend Dispersing Agent:
     56 Prospect Street                                       State Street Bank and Trust Company
     Hartford, CT 06115-0480                                  225 Franklin Street
                                                              Boston, MA 02110

Investment Adviser for All-Cap Growth, Nifty Fifty        Subtransfer Agent:
and Small-Cap Growth Funds:                                   Boston Financial Data Services, Inc.
     Engemann Asset Management                                2 Heritage Drive
     600 North Rosemead Boulevard                             North Quincy, MA  02171
     Pasadena, CA  91107

Subadviser for Balanced Return Fund:
     Engemann Asset Management
     600 North Rosemead Boulevard
     Pasadena, CA  91107



ITEM 29. MANAGEMENT SERVICES

     None.

ITEM 30. UNDERTAKINGS

     None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Trust certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, the State of Connecticut, on the 26th day of April, 2006.

                                                THE PHOENIX-ENGEMANN FUNDS

ATTEST: /s/ Kevin J. Carr                       By: /s/ Daniel T. Geraci

------------------------------                  -------------------------------
Kevin J. Carr                                   Daniel T. Geraci
Secretary                                       President

     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 26th day of April, 2006.

            SIGNATURE                            TITLE
            ---------                            -----

      /s/ W. Patrick Bradley                     Chief Financial Officer and
--------------------------------                 Treasurer (principal financial
        W. Patrick Bradley                       and accounting officer)



________________________________                 Trustee
        E. Virgil Conway*


________________________________                 Trustee
       Harry Dalzell-Payne*



________________________________                 Trustee
         S. Leland Dill*


     /s/ Daniel T. Geraci                        Trustee and President
--------------------------------                 (principal executive officer)
         Daniel T. Geraci



________________________________                 Trustee
       Francis E. Jeffries*


________________________________                 Trustee
         Leroy Keith, Jr.*


________________________________                 Trustee
       Marilyn E. LaMarche*


________________________________                 Trustee
      Philip R. McLoughlin*


________________________________                 Trustee
     Geraldine M. McNamara*


________________________________                 Trustee
       Everett L. Morris*


________________________________                 Trustee
        James M. Oates*



________________________________                 Trustee
       Donald B. Romans*



________________________________                 Trustee
     Richard E. Segerson*


________________________________                 Trustee
    Ferdinand L.J. Verdonck*

By /s/ Daniel T. Geraci
       -----------------------------------------
       *Daniel T. Geraci, Attorney-in-Fact pursuant to powers of attorney



                                      S-1